UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-4257

DWS Variable Series I

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

December 31, 2007

ANNUAL REPORT

DWS Bond VIP

DWS Growth & Income VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS International VIP

DWS Health Care VIP

DWS VARIABLE SERIES I

Contents

Performance Summary, Information About Your Portfolio's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

click here DWS Bond VIP

click here DWS Growth & Income VIP

click here DWS Capital Growth VIP

click here DWS Global Opportunities VIP

click here DWS International VIP

click here DWS Health Care VIP

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Proxy Voting

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus, call (800) 778-1482 or your financial representative. We advise you to consider the product's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the investment product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

Performance Summary December 31, 2007

DWS Bond VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 0.66% and 1.04% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

Risk Considerations

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. In the current market environment, mortgage-backed securities are experiencing increased volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Bond VIP — Class A [] Lehman Brothers US Aggregate Index

The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Bond VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,418	$11,193	$12,392	$16,464
	Average annual total return	4.18%	3.83%	4.38%	5.11%
Lehman Brothers US Aggregate Index	Growth of $10,000	$10,697	$11,431	$12,417	$17,864
	Average annual total return	6.97%	4.56%	4.42%	5.97%
DWS Bond VIP				1-Year	Life of Class*
Class B	Growth of $10,000			$10,377	$10,967
	Average annual total return			3.77%	3.53%
Lehman Brothers US Aggregate Index	Growth of $10,000			$10,697	$11,333
	Average annual total return			6.97%	4.80%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on May 2, 2005. Index returns began on April 30, 2005.

Information About Your Portfolio's Expenses

DWS Bond VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,031.00	$ 1,029.60
Expenses Paid per $1,000*	$ 2.97	$ 4.86
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,022.28	$ 1,020.42
Expenses Paid per $1,000*	$ 2.96	$ 4.84
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Bond VIP	0.58%	0.95%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Bond VIP

The last half of the year was the most eventful and did the most to determine fixed-income investor returns. In particular, the summer saw extreme volatility occasioned by the subprime mortgage crisis. As investors sought to protect against risks that were difficult to assess, liquidity disappeared in the broader fixed-income markets. Ultimately, this risk aversion caused a period of very high financial market volatility as well as a flight to quality, manifested by increased interest in "risk-free" US Treasury securities. Between September and November, the US Federal Reserve Board (the Fed) lowered the benchmark short-term rate by 100 basis points (one percentage point) to 4.25%.

During the 12-month period ended December 31, 2007, the Portfolio provided a total return of 4.18% (Class A shares, unadjusted for contract charges) compared with the 6.97% return of its benchmark, the Lehman Brothers US Aggregate Index.

An emphasis on fixed-income sectors that trade at a yield spread to Treasuries detracted from relative performance as investors sought refuge in the government backing of Treasuries during the second half of the year.1 We had increased exposure to commercial mortgage-backed securities in the middle of 2007 as their yield spreads versus Treasuries tripled. However, these spreads tripled yet again as Treasuries continued to outperform. Within the residential mortgage sector our allocation to prime hybrid adjustable-rate mortgages (ARMs) suffered from the same liquidity drain as all short-term spread sectors.2 While the Portfolio was underweight corporate bonds, within that sector it was overweight financials, which underperformed duration-equivalent Treasuries by a wide margin.3 While the Portfolio's high-yield corporate and emerging-market holdings underperformed, relatively defensive positioning within the high-yield sector helped to limit the downside impact. Long positions in undervalued, fundamentally sound currencies and short positions in higher-yielding currencies added to performance.

The following members of the management team handle the day-to-day operations of the high-yield and core bond, active fixed-income and high-yield portions of the Portfolio.
Portfolio Managers, Aberdeen Asset Management, Inc., Subadvisor to the Portfolio
Gary W. Bartlett, CFA Warren S. Davis, III	Thomas J. Flaherty J. Christopher Gagnier	Daniel R. Taylor, CFA Timothy C. Vile, CFA	William T. Lissenden
The following portfolio managers are responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for the Portfolio.
Portfolio Managers, Aberdeen Asset Management Investment Services Limited, Sub-subadvisor to the Portfolio
Brett Diment Annette Fraser	Anthony Fletcher Nik Hart	Stephen Ilott Ian Winship	Matthew Cobon

Risk Considerations

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on an underlying Portfolio's derivative position. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. In the current market environment, mortgage-backed securities are experiencing increased volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers US Aggregate Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 The yield spread is the difference between the yield of a security and the yield of a comparable duration Treasury. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in lower-quality bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.
2 A prime hybrid ARM loan is one made to a borrower with a positive credit history and features an interest rate that is fixed for an initial period of time, then floats thereafter. Spread sectors are non-Treasury bond sectors of the fixed-income market.
3 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Bond VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Commercial and Non-Agency Mortgage-Backed Securities	35%	28%
Corporate Bonds	24%	26%
Government & Agency Obligations	17%	11%
Mortgage Backed Securities Pass-Throughs	15%	13%
Collateralized Mortgage Obligations	4%	11%
Cash Equivalents	2%	3%
Municipal Bonds and Notes	2%	5%
Asset Backed	1%	3%
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/07	12/31/06

US Government & Treasury Obligations	36%	34%
AAA*	35%	36%
AA	3%	—
A	7%	6%
BBB	13%	14%
BB or Below	6%	10%
	100%	100%
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/07	12/31/06

Under 1 year	3%	9%
1-4.99 years	45%	35%
5-9.99 years	41%	39%
10-14.99 years	1%	7%
15+ years	10%	10%
	100%	100%
* Category includes cash equivalents

Weighted average effective maturity: 6.99 and 7.95 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 21. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on or after the last day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Bond VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 23.9%
Consumer Discretionary 1.2%
AutoNation, Inc., 7.0%, 4/15/2014	133,000	126,017
Avis Budget Car Rental LLC, 7.625%, 5/15/2014 (b)	130,000	124,150
Caesars Entertainment, Inc.:
7.875%, 3/15/2010	248,000	233,120
8.125%, 5/15/2011 (b)	168,000	156,240
Comcast Cable Holdings LLC, 10.125%, 4/15/2022	168,000	222,757
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	75,000	74,250
INVISTA, 144A, 9.25%, 5/1/2012	334,000	345,690
Quebecor Media, Inc., 144A, 7.75%, 3/15/2016	31,000	29,760
Station Casinos, Inc., 6.5%, 2/1/2014 (b)	274,000	205,500
TCI Communications, Inc., 8.75%, 8/1/2015	511,000	594,398
Valassis Communications, Inc., 8.25%, 3/1/2015 (b)	127,000	113,189
Viacom, Inc., 5.75%, 4/30/2011	458,000	463,761
		2,688,832
Consumer Staples 1.1%
Constellation Brands, Inc.:
7.25%, 9/1/2016 (b)	139,000	130,313
144A, 7.25%, 5/15/2017	165,000	152,625
8.375%, 12/15/2014	66,000	66,165
CVS Caremark Corp.:
6.25%, 6/1/2027	332,000	332,718
6.302%, 6/1/2037	1,050,000	1,014,869
Dean Foods Co., 7.0%, 6/1/2016	205,000	182,450
Tesco PLC, 144A, 6.15%, 11/15/2037	600,000	586,163
		2,465,303
Energy 1.5%
Allis-Chalmers Energy, Inc., 8.5%, 3/1/2017	165,000	157,575
Alpha Natural Resources LLC, 10.0%, 6/1/2012	75,000	79,313
Basic Energy Services, Inc., 7.125%, 4/15/2016 (b)	191,000	179,540
Canadian Natural Resources Ltd., 6.5%, 2/15/2037	180,000	180,405
Dynegy Holdings, Inc., 7.5%, 6/1/2015	160,000	149,600
Enbridge Energy Partners LP, 8.05%, 10/1/2037	61,000	60,246
Enterprise Products Operating LP, 8.375%, 8/1/2066	367,000	375,750
Forest Oil Corp., 144A, 7.25%, 6/15/2019	64,000	64,320
Helix Energy Solutions Group, Inc., 144A, 9.5%, 1/15/2016 (b)	48,000	48,840
Petroleos de Venezuela SA, 5.375%, 4/12/2027	310,000	187,860
Southern Union Co., 7.2%, 11/1/2066	190,000	186,880
Tesoro Corp., 6.625%, 11/1/2015	296,000	293,040
TransCanada PipeLines Ltd., 6.35%, 5/15/2067	684,000	641,099
	Principal Amount ($)(a)	Value ($)

Valero Energy Corp., 6.625%, 6/15/2037	560,000	563,961
Williams Partners LP, 7.25%, 2/1/2017	240,000	247,200
		3,415,629
Financials 11.6%
AES El Salvador Trust, 144A, 6.75%, 2/1/2016	475,000	470,962
American Express Centurion Bank, 5.55%, 10/17/2012	975,000	992,121
American International Group, Inc., 6.25%, 3/15/2037	900,000	804,977
Arch Western Finance, 6.75%, 7/1/2013	129,000	125,130
Axa, 144A, 6.379%, 12/14/2049	500,000	430,901
Banco Mercantil del Norte SA, Series A, 144A, 6.862%, 10/13/2021	362,000	356,172
Banque Centrale de Tunisie, 8.25%, 9/19/2027	80,000	99,256
Bear Stearns Companies, Inc., 6.4%, 10/2/2017	430,000	415,449
Catlin Insurance Co., Ltd., 144A, 7.249%, 12/31/2049	208,000	190,175
ComEd Financing III, 6.35%, 3/15/2033	238,000	186,939
Corp. Andina de Fomento:
5.75%, 1/12/2017	315,000	311,855
6.875%, 3/15/2012	115,000	122,708
Discover Financial Services, 144A, 5.663%*, 6/11/2010	550,000	523,457
EDP Finance BV, 144A, 5.375%, 11/2/2012	865,000	865,876
Erac USA Finance Co.:
144A, 5.8%, 10/15/2012	340,000	337,304
144A, 7.0%, 10/15/2037	950,000	862,818
144A, 8.0%, 1/15/2011	330,000	353,088
ESI Tractebel Acquisition Corp., Series B, 7.99%, 12/30/2011 (b)	114,000	115,183
Farmers Exchange Capital, 144A, 7.2%, 7/15/2048	385,000	377,024
Ford Motor Credit Co., LLC:
7.8%, 6/1/2012	100,000	87,666
7.993%*, 1/13/2012	109,000	91,556
FPL Group Capital, Inc.:
6.65%, 6/15/2067	360,000	346,720
Series D, 7.3%, 9/1/2067	63,000	64,373
General Electric Capital Corp., 5.0%, 4/10/2012	654,000	662,055
Glen Meadow Pass-Through Trust, 144A, 6.505%, 2/12/2067	605,000	575,276
GMAC LLC:
6.625%, 5/15/2012	399,000	331,695
8.0%, 11/1/2031	45,000	37,749
Goldman Sachs Capital II, 5.793%, 12/29/2049	1,720,000	1,531,359
ICICI Bank Ltd., 144A, 5.75%, 1/12/2012	555,000	533,857
JPMorgan Chase Capital XXII, Series V, 6.45%, 2/2/2037 (b)	66,000	58,752
Lincoln National Corp., 6.3%, 10/9/2037	340,000	330,619
	Principal Amount ($)(a)	Value ($)

Mangrove Bay Pass-Through Trust, 144A, 6.102%, 7/15/2033	540,000	484,871
Merrill Lynch & Co., Inc., 6.22%, 9/15/2026	320,000	294,647
MUFG Capital Finance 1 Ltd., 6.346%, 7/29/2049	945,000	895,042
NLV Financial Corp., 144A, 6.5%, 3/15/2035	734,000	676,880
Nuveen Investments, Inc., 144A, 10.5%, 11/15/2015	106,000	105,603
Oil Insurance Ltd., 144A, 7.558%, 12/29/2049	1,505,000	1,533,369
Red Arrow International Leasing, "A", 8.375%, 6/30/2012 RUB	3,538,403	143,836
Royal Bank of Scotland Group PLC, 7.64%, 3/31/2049	1,800,000	1,850,567
Santander Perpetual SA Unipersonal, 144A, 6.671%, 10/29/2049	500,000	501,344
SMFG Preferred Capital, 144A, 6.078%, 1/29/2049	1,100,000	1,013,342
SPI Electricity & Gas Australia Holdings Property Ltd., 144A, 6.15%, 11/15/2013	425,000	433,664
Standard Chartered Bank, 144A, 6.4%, 9/26/2017	345,000	350,345
The Travelers Companies, Inc., 6.25%, 3/15/2037	135,000	126,601
TNK-BP Finance SA:
144A, 7.5%, 3/13/2013	445,000	443,887
144A, 7.875%, 3/13/2018 (b)	265,000	261,688
UDR, Inc., Series E, (REIT), 3.9%, 3/15/2010	245,000	238,399
USB Capital IX, 6.189%, 4/15/2049	140,000	126,702
Wachovia Capital Trust III, 5.8%, 3/15/2042	1,710,000	1,527,970
Washington Mutual Preferred Funding III, 144A, 6.895%, 12/31/2049	600,000	354,000
Wells Fargo & Co., 5.25%, 10/23/2012 (b)	690,000	701,476
White Mountains RE Group, Ltd., 144A, 6.375%, 3/20/2017	245,000	237,374
Woori Bank, 144A, 6.208%, 5/2/2037	470,000	407,998
XL Capital Ltd., Series E, 6.5%, 12/31/2049	966,000	844,633
Xstrata Finance Canada Ltd., 144A, 6.9%, 11/15/2037	585,000	581,854
		26,729,164
Health Care 0.2%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	70,000	64,400
Community Health Systems, Inc., 8.875%, 7/15/2015 (b)	164,000	167,075
Quest Diagnostics, Inc., 6.95%, 7/1/2037	260,000	274,914
		506,389
Industrials 1.1%
America West Airlines, Inc., Series 99-1, 7.93%, 1/2/2019	211,466	219,661
Arizona Public Service Co., 5.625%, 5/15/2033	550,000	480,580
	Principal Amount ($)(a)	Value ($)

Grant Prideco, Inc., Series B, 6.125%, 8/15/2015	161,000	168,245
Iron Mountain, Inc., 8.625%, 4/1/2013	70,000	70,875
Kansas City Southern de Mexico SA de CV, 9.375%, 5/1/2012	460,000	481,850
Northwest Pipelines Corp., 5.95%, 4/15/2017	450,000	447,750
R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017	92,000	85,100
SemGroup LP, 144A, 8.75%, 11/15/2015	87,000	82,650
Terex Corp., 8.0%, 11/15/2017 (b)	92,000	93,150
TransDigm, Inc., 7.75%, 7/15/2014	22,000	22,330
United States Steel Corp., 5.65%, 6/1/2013	441,000	427,185
		2,579,376
Information Technology 0.5%
Broadridge Financial Solutions, Inc., 6.125%, 6/1/2017	494,000	488,211
Tyco Electronics Group SA, 144A, 6.0%, 10/1/2012	695,000	712,201
		1,200,412
Materials 1.0%
Celulosa Arauco y Constitucion SA:
5.125%, 7/9/2013	274,000	267,845
5.625%, 4/20/2015	385,000	376,000
Domtar Corp., 5.375%, 12/1/2013	190,000	171,475
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	231,000	247,748
Georgia-Pacific Corp., 8.125%, 5/15/2011	351,000	356,265
Huntsman International LLC, 7.375%, 1/1/2015 (b)	104,000	109,200
Momentive Performance Materials, Inc., 144A, 9.75%, 12/1/2014	230,000	211,600
Pliant Corp., 11.625%, 6/15/2009 (PIK)	7	7
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	85,000	83,438
Smurfit-Stone Container Enterprises, Inc., 8.0%, 3/15/2017 (b)	138,000	133,343
Steel Dynamics, Inc., 144A, 7.375%, 11/1/2012	173,000	173,865
The Mosaic Co., 144A, 7.625%, 12/1/2014	157,000	167,990
Westlake Chemical Corp., 6.625%, 1/15/2016	37,000	34,965
		2,333,741
Telecommunication Services 1.3%
AT&T, Inc., 6.3%, 1/15/2038	500,000	507,996
British Telecommunications PLC, 5.15%, 1/15/2013	600,000	598,702
Citizens Communications Co., 9.0%, 8/15/2031 (b)	88,000	87,780
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	172,000	169,354
Nordic Telephone Co. Holdings, 144A, 10.107%*, 5/1/2016 EUR	155,000	230,017
Qwest Corp.:
7.5%, 10/1/2014	265,000	268,975
7.625%, 6/15/2015	309,000	314,408
Telecom Italia Capital, 6.2%, 7/18/2011	175,000	179,852
	Principal Amount ($)(a)	Value ($)

US Unwired, Inc., Series B, 10.0%, 6/15/2012	480,000	508,883
		2,865,967
Utilities 4.4%
AES Corp.:
144A, 8.0%, 10/15/2017 (b)	80,000	81,800
144A, 8.75%, 5/15/2013	44,000	45,925
9.5%, 6/1/2009	99,000	102,465
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	365,000	389,637
Baltimore Gas & Electric Co., 6.35%, 10/1/2036	260,000	257,863
CMS Energy Corp., 8.5%, 4/15/2011	35,000	37,702
Commonwealth Edison Co.:
Series 98, 6.15%, 3/15/2012	550,000	569,446
6.95%, 7/15/2018	310,000	313,487
Constellation Energy Group, 7.6%, 4/1/2032	205,000	230,617
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	330,000	320,903
7.5%, 6/30/2066	935,000	924,401
Edison Mission Energy:
7.0%, 5/15/2017	57,000	56,002
7.5%, 6/15/2013 (b)	208,000	213,200
Energy East Corp., 6.75%, 7/15/2036	545,000	551,072
Energy Future Holdings Corp., 7.48%, 1/1/2017	387,152	351,209
Entergy Mississippi, Inc., 5.92%, 2/1/2016	225,000	224,183
Exelon Generation Co., LLC:
5.35%, 1/15/2014	295,000	287,093
6.2%, 10/1/2017	390,000	387,593
FPL Energy National Wind, 144A, 5.608%, 3/10/2024	494,999	495,143
Integrys Energy Group, Inc., 6.11%, 12/1/2066	580,000	534,111
Intergen NV, 144A, 9.0%, 6/30/2017	150,000	157,875
Mirant Mid Atlantic LLC, Series A, 8.625%, 6/30/2012	115,810	122,180
NRG Energy, Inc.:
7.375%, 2/1/2016	145,000	141,375
7.375%, 1/15/2017	258,000	251,550
Pedernales Electric Cooperative, Series 2002-A, 144A, 6.202%, 11/15/2032	315,000	318,364
PPL Capital Funding, Inc., Series A, 6.7%, 3/30/2067	830,000	763,681
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009 (b)	105,000	110,671
Regency Energy Partners LP, 8.375%, 12/15/2013	199,000	204,970
Reliant Energy, Inc., 6.75%, 12/15/2014	177,000	177,442
Sierra Pacific Power Co., Series P, 6.75%, 7/1/2037 (b)	550,000	568,532
Wisconsin Energy Corp., Series A, 6.25%, 5/15/2067	955,000	885,649
		10,076,141
Total Corporate Bonds (Cost $56,892,430)		54,860,954

	Principal Amount ($)(a)	Value ($)

Asset Backed 0.5%
Automobile Receivables 0.0%
Drive Auto Receivables Trust, "A2", Series 2005-2, 144A, 4.12%, 1/15/2010	40,436	40,426
Home Equity Loans 0.5%
Chase Funding Loan Acquisition Trust, "IA5", Series 2001-C2, 6.468%, 2/25/2013	748,538	747,219
Soundview Home Equity Loan Trust, "A2", Series 2005-CTX1, 5.195%, 11/25/2035	315,715	314,253
		1,061,472
Total Asset Backed (Cost $1,102,578)		1,101,898

Mortgage-Backed Securities Pass-Throughs 14.8%
Federal Home Loan Mortgage Corp.:
5.5%, with various maturities from 10/1/2023 until 8/1/2024	811,248	814,828
6.5%, 3/1/2026	1,542,671	1,620,177
Federal National Mortgage Association:
4.5%, with various maturities from 5/1/2019 until 6/1/2034	5,965,348	5,846,628
5.0%, with various maturities from 7/1/2033 until 5/1/2034	4,770,938	4,662,908
5.5%, with various maturities from 1/1/2025 until 7/1/2037	12,629,598	12,619,385
6.0%, with various maturities from 4/1/2024 until 3/1/2025	1,522,863	1,551,178
6.31%, 6/1/2008	1,700,000	1,701,324
6.5%, with various maturities from 3/1/2017 until 4/1/2037	4,994,264	5,135,354
8.0%, 9/1/2015	34,924	37,449
Total Mortgage Backed Securities Pass-Throughs (Cost $33,529,770)		33,989,231

Commercial and Non-Agency Mortgage-Backed Securities 35.3%
Adjustable Rate Mortgage Trust, "3A31", Series 2005-10, 5.416%*, 1/25/2036	820,000	781,030
American Home Mortgage Investment Trust, "5A3", Series 2005-2, 5.077%, 9/25/2035	1,050,000	1,010,832
Banc of America Commercial Mortgage, Inc., "AM", Series 2007-4, 5.812%, 2/10/2051	305,000	308,086
Banc of America Mortgage Securities, Inc., "1A20", Series 2005-3, 5.5%, 4/25/2035	1,095,000	1,098,740
Bear Stearns Adjustable Rate Mortgage Trust:
"A1", Series 2006-1, 4.625%*, 2/25/2036	2,560,877	2,522,324
"2A1", Series 2006-4, 5.802%*, 10/25/2036	748,382	753,697
"3A1", Series 2007-5, 6.0%*, 8/25/2047	1,694,318	1,673,106
	Principal Amount ($)(a)	Value ($)

"22A1", Series 2007-4, 6.007%*, 6/25/2047	1,693,452	1,670,413
Bear Stearns Commercial Mortgage Securities:
"A2", Series 2007-PW16, 5.661%*, 6/11/2040	1,650,000	1,679,992
"AAB", Series 2007-PW16, 5.713%*, 6/11/2040	1,200,000	1,228,397
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.281%*, 12/25/2035	1,319,485	1,299,343
Citicorp Mortgage Securities, Inc., "3A1", Series 2004-1, 4.75%, 1/25/2034	1,643,061	1,617,736
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2006-AR2, 5.532%*, 3/25/2036	1,118,658	1,124,370
"2A1A", Series 2007-AR8, 5.925%*, 7/25/2037	747,878	750,386
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	656,588	674,850
CitiMortgage Alternative Loan Trust, "A1", Series 2006-A2, 6.0%, 5/25/2036	1,118,477	1,120,110
Countrywide Alternative Loan Trust:
"1A1", Series 2004-2CB, 4.25%, 3/25/2034	367,658	361,339
"A1", Series 2004-1T1, 5.0%, 2/25/2034	390,361	383,896
"A2", Series 2002-18, 5.25%, 2/25/2033	707,190	705,787
"A2", Series 2003-21T1, 5.25%, 12/25/2033	580,187	579,405
"A2", Series 2004-1T1, 5.5%, 2/25/2034	259,253	257,259
Countrywide Capital Cobalt, "AAB", Series 2006-C1, 5.223%, 8/15/2048	559,000	555,046
Countrywide Home Loans:
"2A2C", Series 2006-HYB1, 5.217%*, 3/20/2036	930,000	930,433
"2A1", Series 2006-HYB1, 5.337%*, 3/20/2036	647,939	645,345
"A1", Series 2005-29, 5.75%, 12/25/2035	1,193,312	1,176,158
"A2", Series 2006-1, 6.0%, 3/25/2036	896,864	899,667
Credit Suisse Mortgage Capital Certificates, Inc.:
"3A1", Series 2006-9, 6.0%, 11/25/2036	1,344,998	1,335,751
"3A19", Series 2007-5, 6.0%, 8/25/2037	1,123,993	1,119,076
First Franklin Mortgage Loan Asset Backed Certificate, "A2A", Series 2007-FFC, 5.015%*, 6/25/2027	880,997	841,946
GE Capital Commercial Mortgage Corp., "AJ", Series 2007-C1, 5.677%, 12/10/2049	1,160,000	1,106,053
GMAC Mortgage Corp. Loan Trust, "A1", Series 2006-J1, 5.75%, 4/25/2036	1,176,278	1,185,969
Greenwich Capital Commercial Funding Corp., "A2", Series 2007-GG9, 5.381%, 3/10/2039	775,000	779,022
	Principal Amount ($)(a)	Value ($)

GS Mortgage Securities Corp. II:
"A2", Series 2006-GG8, 5.479%, 11/10/2039	1,100,000	1,110,874
"A2", Series 2007-GG10, 5.778%, 8/10/2045	1,640,000	1,671,513
"AAB", Series 2007-GG10, 5.799%*, 8/10/2045	1,620,000	1,661,658
"J", Series 2007-GG10, 144A, 5.799%*, 8/10/2045	1,096,000	698,167
"K", Series GG10, 144A, 5.799%*, 8/10/2045	767,000	449,584
GSR Mortgage Loan Trust, "2A1", Series 2007-AR1, 6.002%*, 3/25/2037	1,682,577	1,683,749
Indymac Index Mortgage Loan Trust, "3A1", Series 2006-AR33, 5.782%*, 1/25/2037	853,290	851,012
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A3A1", Series 2005-LDP4, 4.871%, 10/15/2042	235,000	232,665
"ASB", Series 2007-CB19, 5.73%*, 2/12/2049	880,000	901,536
"F", Series 2007-LD11, 5.819%*, 6/15/2049	650,000	542,671
"G", Series 2007-LD11, 144A, 5.819%*, 6/15/2049	760,000	617,645
"H", Series 2007-LD11, 144A, 5.819%*, 6/15/2049	460,000	313,351
"ASB", Series 2007-LD12, 5.833%, 2/15/2051	1,175,000	1,205,071
JPMorgan Mortgage Trust, "2A4", Series 2006-A2, 5.752%*, 4/25/2036	1,420,000	1,393,714
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	898,430	884,415
"5A1", Series 2005-2, 6.5%, 12/25/2034	116,859	119,160
"8A1", Series 2004-3, 7.0%, 4/25/2034	27,037	27,334
Master Asset Securitization Trust, "2A7", Series 2003-9, 5.5%, 10/25/2033	544,420	538,806
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	105,000	103,808
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.829%*, 6/12/2050	590,000	608,451
Merrill Lynch/Countrywide Commercial Mortgage Trust, "ASB", Series 2007-5, 5.362%, 8/12/2048	1,000,000	1,000,195
Morgan Stanley Capital I:
"A2", Series 2007-HQ11, 5.359%, 2/12/2044	1,600,000	1,605,944
"AAB", Series 2007-IQ14, 5.654%, 4/15/2049	1,105,000	1,121,720
"F", Series 1998-HF1, 144A, 7.18%, 3/15/2030	925,000	925,214
New York Mortgage Trust, "2A3", Series 2006-1, 5.649%*, 5/25/2036	1,100,000	1,110,172
Residential Accredit Loans, Inc.:
"3A1", Series 2006-QS18, 5.75%, 12/25/2021	817,965	818,342
"CB", Series 2004-QS2, 5.75%, 2/25/2034	555,675	551,160
	Principal Amount ($)(a)	Value ($)

Residential Funding Mortgage Security I, "2A2", Series 2007-SA1, 5.622%*, 2/25/2037	1,429,305	1,433,849
Sequoia Mortgage Trust, "2A1", Series 2007-1, 5.823%*, 2/20/2047	1,460,947	1,472,545
Structured Adjustable Rate Mortgage Loan Trust:
"1A4", Series 2005-22, 5.25%, 12/25/2035	1,160,000	1,160,494
"6A3", Series 2005-21, 5.4%, 11/25/2035	740,000	691,729
"5A1", Series 2005-18, 5.529%*, 9/25/2035	546,122	540,873
"7A4", Series 2006-1, 5.62%, 2/25/2036	930,000	884,201
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	4,427	4,432
SunTrust Adjustable Rate Mortgage Loan Trust, "3A1", Series 2007-4, 6.007%*, 10/25/2037	1,695,993	1,692,167
Wachovia Bank Commercial Mortgage Trust:
"A3", Series 2007-C30, 5.246%, 12/15/2043	770,000	768,614
"A2", Series 2007-C31, 5.421%, 4/15/2047	1,080,000	1,084,795
"H", Series 2007-C32, 144A, 5.741%*, 6/15/2049	770,000	533,977
"J", Series 2007-C32, 144A, 5.741%*, 6/15/2049	770,000	485,706
"K", Series 2007-C32, 144A, 5.741%*, 6/15/2049	1,010,000	581,434
"ABP", Series 2007-C32, 5.741%*, 6/15/2049	720,000	735,700
Wachovia Mortgage Loan Trust LLC, "3A1", Series 2005-B, 5.154%*, 10/20/2035	1,157,902	1,137,820
Washington Mutual Mortgage Pass-Through Certificates Trust:
"2A1", Series 2002-S8, 4.5%, 1/25/2018	28,741	28,681
"1A3", Series 2005-AR16, 5.101%*, 12/25/2035	825,000	822,086
"1A1", Series 2006-AR18, 5.347%*, 1/25/2037	1,253,268	1,250,176
"4A1", Series 2007-HY3, 5.35%*, 3/25/2037	1,694,696	1,686,884
"1A1", Series 2007-HY4, 5.554%*, 4/25/2037	1,482,983	1,476,042
"1A1", Series 2007-HY2, 5.628%*, 12/25/2036	1,466,424	1,472,647
Wells Fargo Mortgage Backed Securities Trust:
"B1", Series 2005-AR12, 4.328%*, 7/25/2035	760,301	736,410
"2A5", Series 2006-AR2, 5.103%*, 3/25/2036	2,674,574	2,653,397
"A4", Series 2005-AR14, 5.388%*, 8/25/2035	945,000	897,135
"2A5", Series 2006-AR1, 5.553%*, 3/25/2036	935,000	883,350
"1A3", Series 2006-6, 5.75%, 5/25/2036	911,623	919,628
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $82,300,199)		80,958,267
	Principal Amount ($)(a)	Value ($)

Collateralized Mortgage Obligations 4.1%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	310,081	322,067
Federal Home Loan Mortgage Corp.:
"WJ", Series 2557, 5.0%, 7/15/2014	457,306	459,019
"EG", Series 2836, 5.0%, 12/15/2032	1,580,000	1,545,505
"PD", Series 2893, 5.0%, 2/15/2033	800,000	780,703
"OG", Series 2889, 5.0%, 5/15/2033	685,000	668,028
"PE", Series 2898, 5.0%, 5/15/2033	335,000	326,620
"ND", Series 2950, 5.0%, 6/15/2033	1,140,000	1,110,870
"PD", Series 2939, 5.0%, 7/15/2033	535,000	521,770
"KG", Series 2987, 5.0%, 12/15/2034	1,470,000	1,430,092
"PE", Series 2522, 5.5%, 3/15/2022	950,000	963,552
Federal National Mortgage Association:
"EG", Series 2005-22, 5.0%, 11/25/2033	750,000	730,297
"PG", Series 2002-3, 5.5%, 2/25/2017	500,000	506,337
"ZQ", Series G92-9, 7.0%, 12/25/2021	62,328	62,670
Total Collateralized Mortgage Obligations (Cost $9,398,965)		9,427,530

Government & Agency Obligations 17.6%
Sovereign Bonds 2.1%
Dominican Republic, Series REG S, 8.625%, 4/20/2027	100,000	116,000
Federative Republic of Brazil:
7.125%, 1/20/2037	110,000	124,300
8.25%, 1/20/2034	30,000	37,950
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 MYR	570,000	173,919
Government of Ukraine, Series REG S, 6.75%, 11/14/2017	390,000	383,175
Nota do Tesouro Nacional, 10.0%, 1/1/2017 BRL	710,000	315,574
Republic of Argentina, Series X, 7.0%, 4/17/2017	520,000	404,719
Republic of Colombia, 7.375%, 9/18/2037	200,000	222,500
Republic of Egypt:
Series REG S, 8.75%, 7/18/2012 EGP	1,000,000	186,902
9.1%, 7/12/2010 EGP	380,000	73,007
9.1%, 9/20/2012 EGP	230,000	43,726
9.35%, 8/16/2010 EGP	80,000	15,348
Republic of El Salvador, Series REG S, 7.65%, 6/15/2035	90,000	103,950
Republic of Gabon, Series REG S, 8.2%, 12/12/2017	100,000	103,500
	Principal Amount ($)(a)	Value ($)

Republic of Ghana, Series REG S, 8.5%, 10/4/2017	180,000	188,316
Republic of Pakistan, Series REG S, 6.875%, 6/1/2017	170,000	151,300
Republic of Panama:
6.7%, 1/26/2036	170,000	179,350
7.125%, 1/29/2026	220,000	242,000
7.25%, 3/15/2015	80,000	88,200
Republic of Peru, 8.2% 8/12/2026 PEN	730,000	288,784
Republic of Philippines, 8.25%, 1/15/2014	170,000	190,400
Republic of Turkey:
Series CPI, 10.0%, 2/15/2012 TRY	290,000	268,745
16.0%, 3/7/2012 TRY	400,000	339,464
Republic of Uruguay:
7.875%, 1/15/2033 (PIK)	50,000	56,000
8.0%, 11/18/2022	110,000	123,200
Republic of Venezuela:
7.65%, 4/21/2025	120,000	102,600
9.25%, 9/15/2027	40,000	39,900
State of Qatar, Series REG S, 9.75%, 6/15/2030	50,000	76,690
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	2,000,000	179,673
Series MI-10, 9.0%, 12/20/2012 MXN	930,000	88,643
		4,907,835
US Treasury Obligations 15.5%
US Treasury Bonds:
4.75%, 2/15/2037	430,000	450,022
6.0%, 2/15/2026 (b)	7,865,000	9,307,740
6.875%, 8/15/2025 (b)	350,000	450,023
8.125%, 8/15/2019	1,100,000	1,482,766
US Treasury Inflation Index Note, 2.0%, 1/15/2014	4,925,295	5,087,293
US Treasury Notes:
2.625%, 3/15/2009 (b)	1,235,000	1,227,667
4.25%, 9/30/2012 (b)	4,667,000	4,830,709
4.25%, 11/15/2014 (b)	340,000	350,758
4.25%, 11/15/2017 (b)	9,309,000	9,471,181
4.375%, 11/15/2008 (b)	150,000	151,184
4.375%, 12/15/2010 (b)	2,105,000	2,183,281
4.5%, 4/30/2012	160,000	167,137
5.125%, 6/30/2008 (b)	350,000	352,898
		35,512,659
Total Government and Agency Obligations (Cost $39,676,853)		40,420,494
	Principal Amount ($)(a)	Value ($)

Municipal Bonds and Notes 1.8%
Gainesville, FL, Post-Employment Benefits Obligation Revenue, Retiree Health Care Plan, 4.6%, 10/1/2012 (c)	630,000	630,038
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	670,000	682,221
Los Angeles, CA, Community Development Agency Tax Allocation Revenue, Adelante Eastside Project, Series C, 6.49%, 9/1/2037 (c)	325,000	302,981
Trenton, NJ, Core City General Obligation, School District Revenue, 4.7%, 4/1/2013 (c)	545,000	549,224
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013 (c)	1,420,000	1,458,127
Washington, State Economic Development Finance Authority Revenue, CSC Tacoma LLC Project, Series A, 3.8%, 10/1/2011 (c)	550,000	524,414
Total Municipal Bonds and Notes (Cost $4,116,014)		4,147,005
	Shares	Value ($)

Preferred Stocks 0.2%
Arch Capital Group Ltd., 8.0%	4,202	104,262
Delphi Financial Group, Inc., 7.376%	18,000	333,564
Ford Motor Credit Co., LLC 7.375%	1,020	18,411
Total Preferred Stocks (Cost $578,444)		456,237

Securities Lending Collateral 13.0%
Daily Assets Fund Institutional, (d) (e) 5.03% (Cost $29,757,611)	29,757,611	29,757,611

Cash Equivalents 2.2%
Cash Management QP Trust, (d) 4.67% (Cost $5,018,337)	5,018,337	5,018,337
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $262,371,201)+	113.4	260,137,564
Other Assets and Liabilities, Net	(13.4)	(30,629,313)
Net Assets	100.0	229,508,251
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2007.
+ The cost for federal income tax purposes was $262,412,857. At December 31, 2007, net unrealized depreciation for all securities based on tax cost was $2,275,293. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,383,252 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,658,545.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $28,962,463 which is 12.6% of net assets.
(c) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Financial Guaranty Insurance Co.	0.2
Financial Security Assurance, Inc.	0.6
MBIA Corp.	0.4
Radian Asset Assurance	0.1
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

REIT: Real Estate Investment Trust

As of December 31, 2007, the Portfolio entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
CAD	1,067,000	USD	1,095,494	1/25/2008	14,020
CHF	601,000	EUR	365,928	1/25/2008	3,517
EUR	186,001	AUD	317,000	1/25/2008	5,871
EUR	189,982	CAD	280,000	1/25/2008	5,903
EUR	386,228	CHF	644,000	1/25/2008	4,833
EUR	203,314	JPY	33,320,000	1/25/2008	1,718
EUR	374,751	PLN	1,356,000	1/25/2008	2,903
EUR	158,500	USD	233,020	2/21/2008	1,125
GBP	143,563	JPY	32,250,000	1/25/2008	3,944
GBP	411,000	USD	838,650	1/25/2008	21,119
JPY	30,890,000	USD	282,865	1/25/2008	5,566
USD	1,428,792	CHF	1,662,000	1/25/2008	41,679
USD	20,826	CHF	24,000	1/25/2008	409
USD	756,564	CNY	5,389,000	7/16/2008	13,346
USD	261,028	EUR	180,000	1/25/2008	2,265
USD	280,154	EUR	193,000	1/25/2008	2,156
USD	287,378	JPY	33,120,000	1/25/2008	9,940
USD	360,206	JPY	41,222,000	1/25/2008	9,844
USD	297,668	RUB	7,467,000	1/25/2008	6,611
USD	284,493	SGD	414,000	1/25/2008	3,675
USD	36,569	TRY	45,000	1/25/2008	1,493
USD	179,648	ZAR	1,249,000	1/25/2008	2,252
ZAR	1,249,000	USD	186,921	1/25/2008	5,022
Total unrealized appreciation/depreciation					169,211
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
AUD	322,000	USD	282,185	1/25/2008	(142)
BRL	151,000	USD	80,000	1/25/2008	(4,495)
EUR	371,659	CHF	613,000	1/25/2008	(1,284)
EUR	193,658	JPY	31,050,000	1/25/2008	(4,535)
EUR	367,547	SEK	3,442,000	1/25/2008	(4,931)
EUR	413,000	USD	590,229	1/25/2008	(13,884)
JPY	1,301,284	NZD	14,822	1/25/2008	(251)
NZD	8,000	JPY	660,373	1/25/2008	(375)
NZD	373,000	USD	278,869	1/25/2008	(7,298)
NZD	355,000	USD	264,771	1/25/2008	(7,587)
PLN	1,379,000	EUR	376,175	1/25/2008	(10,169)
SGD	414,000	USD	284,165	1/25/2008	(4,003)
TRY	469,000	USD	377,738	1/25/2008	(18,960)
USD	592,425	AUD	668,000	1/25/2008	(6,729)
USD	589,002	CAD	556,000	1/25/2008	(25,460)
USD	262,246	EUR	178,000	1/25/2008	(1,878)
USD	552,020	GBP	266,000	1/25/2008	(22,912)
USD	83,200	UAH	416,000	1/25/2008	(970)
Total unrealized appreciation/depreciation					(135,863)
Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
CNY Yuan Renminbi
EGP Egyptian Pound
EUR Euro
GBP Pound Sterling
JPY Japanese Yen
MXN Mexican Peso
MYR Malaysian Ringgit
NZD New Zealand Dollar
PEN Peruvian Nouveau Sol
PLN Polish Zloty
RUB Russian Ruble
SEK Swedish Krona
SGD Singapore Dollar
TRY New Turkish Lira
UAH Ukraine Hryvna
USD United States Dollar
ZAR South African Rand

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $227,595,253), including $29,962,463 of securities loaned	$ 225,361,616
Investment in Daily Assets Fund Institutional (cost $29,757,611)*	29,757,611
Investment in Cash Management QP Trust (cost $5,018,337)	5,018,337
Total investments, at value (cost $262,371,201)	260,137,564
Cash	20,000
Foreign currency, at value (cost $21,616)	21,368
Receivable for investments sold	6,191
Dividends receivable	470
Interest receivable	2,054,591
Receivable for Portfolio shares sold	224,511
Foreign taxes recoverable	7,561
Net receivable on closed forward foreign currency exchange contracts	4,100
Unrealized appreciation on open forward foreign currency exchange contracts	169,211
Other assets	5,736
Total assets	262,651,303
Liabilities
Payable for investments purchased	2,566,651
Payable for Portfolio shares redeemed	470,303
Payable upon return of securities loaned	29,757,611
Unrealized depreciation on open forward foreign currency exchange contracts	135,863
Accrued management fee	72,753
Accrued distribution service fee (Class B)	122
Other accrued expenses and payables	139,749
Total liabilities	33,143,052
Net assets, at value	$ 229,508,251
Net Assets Consist of
Undistributed net investment income	10,802,062
Net unrealized appreciation (depreciation) on: Investments	(2,233,637)
Foreign currency	37,545
Accumulated net realized gain (loss)	(1,443,857)
Paid-in capital	222,346,138
Net assets, at value	$ 229,508,251
Class A Net Asset Value, offering and redemption price per share ($228,896,721 ÷ 32,791,859 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.98
Class B Net Asset Value, offering and redemption price per share ($611,530 ÷ 87,887 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.96
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Dividends	$ 27,526
Interest (net of foreign taxes withheld of $8,130)	12,149,576
Interest — Cash Management QP Trust	355,525
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	92,506
Total Income	12,625,133
Expenses: Management fee	873,517
Administration fee	223,979
Custodian fee	39,847
Distribution service fee (Class B)	2,631
Services to shareholders	2,584
Record keeping fee (Class B)	1,278
Professional fees	59,977
Trustees' fees and expenses	10,912
Reports to shareholders	138,583
Other	20,534
Total expenses before expense reductions	1,373,842
Expense reductions	(238)
Total expenses after expense reductions	1,373,604
Net investment income	11,251,529
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	377,331
Foreign currency	(499,125)
(121,794)
Change in net unrealized appreciation (depreciation) on: Investments	(2,078,966)
Foreign currency	100,871
(1,978,095)
Net gain (loss)	(2,099,889)
Net increase (decrease) in net assets resulting from operations	$ 9,151,640

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income	$ 11,251,529	$ 10,339,954
Net realized gain (loss)	(121,794)	(1,437,844)
Change in net unrealized appreciation (depreciation)	(1,978,095)	1,127,759
Net increase (decrease) in net assets resulting from operations	9,151,640	10,029,869
Distributions to shareholders from: Net investment income: Class A	(10,313,794)	(7,979,436)
Class B	(83,297)	(26,938)
Net realized gains: Class A	—	(254,695)
Class B	—	(953)
Total distributions	(10,397,091)	(8,262,022)
Portfolio share transactions: Class A Proceeds from shares sold	38,092,545	35,231,866
Reinvestment of distributions	10,313,794	8,234,131
Cost of shares redeemed	(36,534,184)	(35,894,600)
Net increase (decrease) in net assets from Class A share transactions	11,872,155	7,571,397
Class B Proceeds from shares sold	1,299,403	1,183,848
Reinvestment of distributions	83,297	27,891
Cost of shares redeemed	(2,108,764)	(308,110)
Net increase (decrease) in net assets from Class B share transactions	(726,064)	903,629
Increase (decrease) in net assets	9,900,640	10,242,873
Net assets at beginning of period	219,607,611	209,364,738
Net assets at end of period (including undistributed net investment income of $10,802,062 and $10,422,246, respectively)	$ 229,508,251	$ 219,607,611
Other Information
Class A Shares outstanding at beginning of period	31,026,023	29,892,841
Shares sold	5,515,644	5,142,133
Shares issued to shareholders in reinvestment of distributions	1,510,072	1,234,502
Shares redeemed	(5,259,880)	(5,243,453)
Net increase (decrease) in Class A shares	1,765,836	1,133,182
Shares outstanding at end of period	32,791,859	31,026,023
Class B Shares outstanding at beginning of period	198,161	66,058
Shares sold	183,436	172,869
Shares issued to shareholders in reinvestment of distributions	12,196	4,182
Shares redeemed	(305,906)	(44,948)
Net increase (decrease) in Class B shares	(110,274)	132,103
Shares outstanding at end of period	87,887	198,161

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 7.03	$ 6.99	$ 7.13	$ 7.04	$ 6.98
Income (loss) from investment operations: Net investment income[a]	.35	.33	.29	.29	.26
Net realized and unrealized gain (loss)	(.06)	(.01)	(.10)	.08	.09
Total from investment operations	.29	.32	.19	.37	.35
Less distributions from: Net investment income	(.34)	(.27)	(.26)	(.28)	(.29)
Net realized gains	—	(.01)	(.07)	—	—
Total distributions	(.34)	(.28)	(.33)	(.28)	(.29)
Net asset value, end of period	$ 6.98	$ 7.03	$ 6.99	$ 7.13	$ 7.04
Total Return (%)	4.18	4.72[b]	2.60	5.38	5.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	229	218	209	177	176
Ratio of expenses before expense reductions (%)	.61	.66	.68	.60	.58
Ratio of expenses after expense reductions (%)	.61	.62	.68	.60	.58
Ratio of net investment income (%)	5.03	4.82	4.11	4.18	3.78
Portfolio turnover rate (%)[c]	176	179	187	223	242
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The portfolio turnover rate including mortgage dollar roll transactions was 185%, 186%, 197%, 245% and 286% for the years ended December 31, 2007, December 31, 2006, December 31, 2005, December 31, 2004, and December 31, 2003, respectively.

Class B Years Ended December 31,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.01	$ 6.97	$ 6.88
Income (loss) from investment operations: Net investment income[b]	.32	.30	.18
Net realized and unrealized gain (loss)	(.06)	(.01)	(.09)
Total from investment operations	.26	.29	.09
Less distributions from: Net investment income	(.31)	(.24)	—
Net realized gains	—	(.01)	—
Total distributions	(.31)	(.25)	—
Net asset value, end of period	$ 6.96	$ 7.01	$ 6.97
Total Return (%)	3.77	4.33[c]	1.31**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.6	1.5
Ratio of expenses, before expense reductions (%)	1.02	1.04	1.04*
Ratio of expenses, after expense reductions (%)	1.02	.99	1.04*
Ratio of net investment income (%)	4.62	4.45	3.86*
Portfolio turnover rate (%)[d]	176	179	187**
[a] For the period May 2, 2005 (commencement of operations of Class B shares) to December 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 185% and 186% for the years ended December 31, 2007 and December 31, 2006 and 197% for the period ended December 31, 2005, respectively.
* Annualized ** Not annualized

Performance Summary December 31, 2007

DWS Growth & Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 0.54% and 0.90% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

Portfolio returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Growth & Income VIP — Class A [] Russell 1000 ® Index+ [] S&P 500® Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Standard & Poor's® 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Growth & Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,136	$12,216	$17,055	$12,911
	Average annual total return	1.36%	6.90%	11.27%	2.59%
Russell 1000 Index+	Growth of $10,000	$10,577	$12,978	$18,780	$18,243
	Average annual total return	5.77%	9.08%	13.43%	6.20%
S&P 500 Index	Growth of $10,000	$10,549	$12,816	$18,286	$17,756
	Average annual total return	5.49%	8.62%	12.83%	5.91%
DWS Growth & Income VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,100	$12,097	$16,805	$12,544
	Average annual total return	1.00%	6.55%	10.94%	2.29%
Russell 1000 Index+	Growth of $10,000	$10,577	$12,978	$18,780	$18,243
	Average annual total return	5.77%	9.08%	13.43%	6.20%
S&P 500 Index	Growth of $10,000	$10,549	$12,816	$18,286	$17,756
	Average annual total return	5.49%	8.62%	12.83%	5.91%

The growth of $10,000 is cumulative.

+ On January 23, 2007, The Russell 1000 Index replaced the S&P 500 as the Portfolio's benchmark index because the Advisor believes that it more accurately reflects the Portfolio's investment strategy.

Information About Your Portfolio's Expenses

DWS Growth & Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 980.10	$ 978.20
Expenses Paid per $1,000*	$ 2.70	$ 4.44
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,022.48	$ 1,020.72
Expenses Paid per $1,000*	$ 2.75	$ 4.53
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Growth & Income VIP	.54%	.89%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Growth & Income VIP

Except for a period of weakness in late February and early March, equity markets were quite strong during the first half of 2007. By the end of May, most indices were at or near their all-time highs, and positive trends continued through mid-July before drifting lower in the late summer. A rally in September was sparked in part by the first of the US Federal Reserve Board's (the Fed's) three interest rate reductions. Volatility increased in the fourth quarter, as markets responded to further bad news about the potential impact of the subprime mortgage crisis. For the full year, the Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 5.14%. Growth stocks, as measured by the Russell 1000® Growth index, performed significantly better than value stocks, as measured by the Russell 1000® Value index. With a return of 1.36% (Class A shares, unadjusted for contract charges), the portfolio underperformed its benchmark, the Russell 1000® Index, which posted a return of 5.77%.

There has been a change in management for this Portfolio since the 2006 annual report. Beginning in January 2007, a new team assumed responsibility for management of the Portfolio, using a quantitative model focused on stock selection. Because of this transition, Portfolio turnover was somewhat higher than usual during the year, as holdings were adjusted to conform to the model. Since sector weights of this Portfolio are normally maintained quite close to those of the Russell 1000 Index, most differences in return between the Portfolio and the index result from stock selection. During 2007, stock selection in the banks and materials sectors contributed to performance relative to the Russell 1000 Index. Positions in the technology hardware & equipment, transportation and consumer durables and apparel sectors detracted from performance.

In the banks sector, the Portfolio's performance benefited from not owning many of the worst-performing stocks, particularly those with significant involvement in mortgage lending. In materials, holdings that were especially strong were Southern Copper Corp.*, which is benefiting from strong world demand, and Lyondell Chemical Company*, which has significant involvement in energy.

In information technology, a significant detractor was a position in printer manufacturer Lexmark International Inc. In the transportation sector, performance was hurt by positions in several airlines including AMR Corp. and Continental Airlines, Inc. Concern about consumer spending led to poor performance of many stocks in the consumer durables & apparel sector; positions that detracted from performance include home builders NVR Inc. and Centex Corp.* and apparel/accessories marketers Polo Ralph Lauren Corp. and Coach, Inc.*

Robert Wang Jin Chen, CFA
Julie Abbett
Portfolio Managers

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on an underlying Portfolio's derivative position. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Growth Index is an unmanaged, capitalization- weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* As of December 31, 2007, the positions were not held.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Growth & Income VIP

Asset Allocation (As a % of Investment Portfolio Excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	97%	99%
Cash Equivalents	3%	—
Exchange Traded Funds	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/07	12/31/06

Information Technology	15%	15%
Financials	15%	22%
Health Care	14%	12%
Energy	14%	10%
Industrials	13%	12%
Consumer Discretionary	11%	10%
Consumer Staples	9%	9%
Telecommunication Services	4%	4%
Materials	3%	3%
Utilities	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 40. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Growth & Income VIP

	Shares	Value ($)

Common Stocks 96.7%
Consumer Discretionary 10.5%
Auto Components 0.9%
American Axle & Manufacturing Holdings, Inc.	1,600	29,792
Autoliv, Inc.	9,200	484,932
Johnson Controls, Inc.	22,200	800,088
Lear Corp.*	17,400	481,284
		1,796,096
Hotels Restaurants & Leisure 2.1%
Darden Restaurants, Inc.	16,700	462,757
McDonald's Corp.	42,900	2,527,239
Yum! Brands, Inc.	35,900	1,373,893
		4,363,889
Household Durables 0.5%
NVR, Inc.*	2,000	1,048,000
Leisure Equipment & Products 0.2%
Hasbro, Inc.	14,600	373,468
Polaris Industries, Inc. (a)	2,800	133,756
		507,224
Media 2.0%
Comcast Corp. "A"*	38,300	699,358
McGraw-Hill Companies, Inc.	14,530	636,559
The DIRECTV Group, Inc.*	124,100	2,869,192
		4,205,109
Multiline Retail 1.3%
Big Lots, Inc.*	58,000	927,420
Dollar Tree Stores, Inc.*	28,100	728,352
Family Dollar Stores, Inc.	56,200	1,080,726
		2,736,498
Specialty Retail 2.8%
AutoZone, Inc.*	16,200	1,942,542
Best Buy Co., Inc.	2,600	136,890
Dick's Sporting Goods, Inc.*	41,000	1,138,160
RadioShack Corp.	77,400	1,304,964
The Men's Wearhouse, Inc.	5,600	151,088
The Sherwin-Williams Co.	11,300	655,852
TJX Companies, Inc.	17,700	508,521
		5,838,017
Textiles, Apparel & Luxury Goods 0.7%
Polo Ralph Lauren Corp.	25,400	1,569,466
Consumer Staples 8.9%
Beverages 2.5%
Anheuser-Busch Companies, Inc.	12,400	649,016
Coca-Cola Enterprises, Inc.	45,300	1,179,159
Diageo PLC (ADR)	700	60,081
Pepsi Bottling Group, Inc.	16,900	666,874
PepsiCo, Inc.	35,500	2,694,450
		5,249,580
Food & Staples Retailing 2.0%
Costco Wholesale Corp.	19,500	1,360,320
Kroger Co.	84,700	2,262,337
SUPERVALU, Inc.	1,900	71,288
Sysco Corp.	17,100	533,691
		4,227,636
	Shares	Value ($)

Food Products 0.3%
Fresh Del Monte Produce, Inc.*	6,000	201,480
Kellogg Co.	2,200	115,346
The J.M. Smucker Co.	1,200	61,728
Wm. Wrigley Jr. Co.	3,300	193,215
		571,769
Household Products 2.1%
Colgate-Palmolive Co.	36,100	2,814,356
Kimberly-Clark Corp.	14,900	1,033,166
Procter & Gamble Co.	7,000	513,940
		4,361,462
Personal Products 0.1%
Herbalife Ltd.	6,600	265,848
Tobacco 1.9%
Altria Group, Inc.	33,720	2,548,558
Loews Corp. - Carolina Group	18,200	1,552,460
		4,101,018
Energy 13.1%
Energy Equipment & Services 4.7%
ENSCO International, Inc.	24,600	1,466,652
Global Industries Ltd.*	39,100	837,522
Helmerich & Payne, Inc.	4,200	168,294
National-Oilwell Varco, Inc.*	1,300	95,498
Noble Corp.	44,000	2,486,440
Schlumberger Ltd.	4,700	462,339
Tidewater, Inc.	5,800	318,188
Transocean, Inc.*	28,611	4,095,664
		9,930,597
Oil, Gas & Consumable Fuels 8.4%
Chevron Corp.	50,600	4,722,498
Exxon Mobil Corp.	23,039	2,158,524
Frontier Oil Corp.	29,700	1,205,226
Hess Corp.	27,100	2,733,306
Petroleo Brasileiro SA (ADR) (Preferred)	21,900	2,107,218
Royal Dutch Shell PLC "A" (ADR)	26,000	2,189,200
Sunoco, Inc.	3,300	239,052
Tesoro Corp.	39,600	1,888,920
Western Refining, Inc.	6,000	145,260
Williams Companies, Inc.	6,900	246,882
		17,636,086
Financials 14.6%
Capital Markets 4.2%
Lazard Ltd. "A"	1,600	65,088
Morgan Stanley	76,035	4,038,219
The Goldman Sachs Group, Inc.	21,865	4,702,068
		8,805,375
Commercial Banks 0.6%
PNC Financial Services Group, Inc.	14,900	978,185
US Bancorp.	8,900	282,486
		1,260,671
Diversified Financial Services 3.7%
Bank of America Corp.	72,670	2,998,364
Citigroup, Inc.	74,100	2,181,504
	Shares	Value ($)

JPMorgan Chase & Co.	61,100	2,667,015
		7,846,883
Insurance 5.6%
ACE Ltd.	26,100	1,612,458
Berkshire Hathaway, Inc. "B"*	300	1,420,800
China Life Insurance Co., Ltd. "H" (ADR)	7,900	604,350
Endurance Specialty Holdings Ltd.	2,600	108,498
Hartford Financial Services Group, Inc.	17,900	1,560,701
MetLife, Inc.	49,950	3,077,919
PartnerRe Ltd.	2,900	239,337
The Travelers Companies, Inc.	10,800	581,040
W.R. Berkley Corp.	9,400	280,214
XL Capital Ltd. "A"	45,800	2,304,198
		11,789,515
Real Estate Investment Trusts 0.3%
ProLogis (REIT)	7,600	481,688
Vornado Realty Trust (REIT)	1,400	123,130
		604,818
Real Estate Management & Development 0.2%
Jones Lang LaSalle, Inc.	4,700	334,452
Health Care 13.8%
Biotechnology 2.0%
Amgen, Inc.*	19,100	887,004
Gilead Sciences, Inc.*	70,500	3,243,705
Onyx Pharmaceuticals, Inc.*	3,200	177,984
		4,308,693
Health Care Equipment & Supplies 1.2%
Baxter International, Inc.	7,600	441,180
Becton, Dickinson & Co.	14,200	1,186,836
Kinetic Concepts, Inc.*	16,100	862,316
		2,490,332
Health Care Providers & Services 5.2%
Aetna, Inc.	55,700	3,215,561
Coventry Health Care, Inc.*	15,600	924,300
Health Net, Inc.*	25,900	1,250,970
Humana, Inc.*	37,800	2,846,718
McKesson Corp.	7,000	458,570
Medco Health Solutions, Inc.*	22,600	2,291,640
		10,987,759
Life Sciences Tools & Services 0.6%
Invitrogen Corp.*	12,700	1,186,307
Pharmaceuticals 4.8%
Bristol-Myers Squibb Co.	119,700	3,174,444
Eli Lilly & Co.	21,400	1,142,546
Endo Pharmaceuticals Holdings, Inc.*	9,600	256,032
Merck & Co., Inc.	27,400	1,592,214
Pfizer, Inc.	25,900	588,707
Schering-Plough Corp.	81,000	2,157,840
Sepracor, Inc.*	46,600	1,223,250
		10,135,033
Industrials 12.4%
Aerospace & Defense 6.2%
Boeing Co.	43,540	3,808,009
General Dynamics Corp.	5,300	471,647
Goodrich Corp.	4,300	303,623
Honeywell International, Inc.	59,920	3,689,274
	Shares	Value ($)

Lockheed Martin Corp.	34,800	3,663,048
Northrop Grumman Corp.	13,000	1,022,320
		12,957,921
Airlines 1.4%
AMR Corp.*	98,500	1,381,955
Continental Airlines, Inc. "B"*	51,700	1,150,325
Delta Air Lines, Inc.*	13,400	199,526
US Airways Group, Inc.*	21,600	317,736
		3,049,542
Commercial Services & Supplies 0.3%
Allied Waste Industries, Inc.*	40,300	444,106
Dun & Bradstreet Corp.	2,500	221,575
The Brink's Co.	1,200	71,688
		737,369
Construction & Engineering 1.3%
Fluor Corp.	15,800	2,302,376
Shaw Group, Inc.*	5,800	350,552
		2,652,928
Electrical Equipment 0.3%
Belden, Inc.	5,800	258,100
Emerson Electric Co.	8,000	453,280
		711,380
Industrial Conglomerates 0.8%
General Electric Co.	43,050	1,595,863
Teleflex, Inc.	1,800	113,418
		1,709,281
Machinery 1.6%
AGCO Corp.*	7,100	482,658
Caterpillar, Inc.	19,400	1,407,664
PACCAR, Inc.	20,700	1,127,736
Parker Hannifin Corp.	5,000	376,550
		3,394,608
Road & Rail 0.5%
Ryder System, Inc.	20,500	963,705
Information Technology 15.0%
Communications Equipment 0.6%
Cisco Systems, Inc.*	5,930	160,525
Nokia Oyj (ADR)	27,700	1,063,403
		1,223,928
Computers & Peripherals 4.8%
Apple, Inc.*	16,900	3,347,552
Hewlett-Packard Co.	22,200	1,120,656
International Business Machines Corp.	45,200	4,886,120
Lexmark International, Inc. "A"*	19,600	683,256
QLogic Corp.*	5,700	80,940
		10,118,524
Electronic Equipment & Instruments 0.8%
Arrow Electronics, Inc.*	7,100	278,888
AU Optronics Corp. (ADR) (a)	42,200	810,240
Avnet, Inc.*	10,100	353,197
LG.Philips LCD Co., Ltd. (ADR)*	8,500	220,830
		1,663,155
Internet Software & Services 1.2%
eBay, Inc.*	17,570	583,148
Google, Inc. "A"*	2,820	1,949,974
		2,533,122
	Shares	Value ($)

IT Services 2.2%
Accenture Ltd. "A"	85,000	3,062,550
Computer Sciences Corp.*	24,600	1,216,962
MasterCard, Inc. "A"	1,700	365,840
		4,645,352
Office Electronics 0.1%
Canon, Inc. (ADR)	2,600	119,158
Semiconductors & Semiconductor Equipment 1.9%
Amkor Technology, Inc.*	16,700	142,451
Applied Materials, Inc.	122,000	2,166,720
MEMC Electronic Materials, Inc.*	18,500	1,637,065
Teradyne, Inc.*	2,800	28,952
		3,975,188
Software 3.4%
Compuware Corp.*	6,200	55,056
Microsoft Corp.	183,175	6,521,030
Symantec Corp.*	35,930	579,910
		7,155,996
Materials 2.7%
Chemicals 2.4%
Celanese Corp. "A"	25,100	1,062,232
CF Industries Holdings, Inc.	13,900	1,529,834
Eastman Chemical Co.	6,500	397,085
Terra Industries, Inc.*	41,800	1,996,368
		4,985,519
Containers & Packaging 0.2%
Packaging Corp. of America	12,300	346,860
Metals & Mining 0.1%
Allegheny Technologies, Inc.	3,000	259,200
Telecommunication Services 4.1%
Diversified Telecommunication Services 4.0%
AT&T, Inc.	31,980	1,329,089
CenturyTel, Inc.	14,600	605,316
Embarq Corp.	32,600	1,614,678
Telus Corp.	1,300	65,122
Verizon Communications, Inc.	97,400	4,255,407
Windstream Corp.	44,700	581,994
		8,451,606
	Shares	Value ($)

Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	3,100	194,060
Utilities 1.6%
Electric Utilities 0.6%
American Electric Power Co., Inc.	7,800	363,168
Edison International	9,900	528,363
FirstEnergy Corp.	4,800	347,232
		1,238,763
Gas Utilities 0.0%
Energen Corp.	1,000	64,230
Independent Power Producers & Energy Traders 0.2%
Constellation Energy Group	4,200	430,626
Multi-Utilities 0.8%
Sempra Energy	26,100	1,615,067
Total Common Stocks (Cost $192,469,273)		203,355,221
	Principal Amount ($)	Value ($)

Government & Agency Obligations 0.3%
US Treasury Bill, 3.7%**, 1/17/2008 (b) (Cost $599,341)	600,000	599,341
	Shares	Value ($)

Securities Lending Collateral 0.2%
Daily Assets Fund Institutional, 5.03%(c) (d) (Cost $353,640)	353,640	353,640

Cash Equivalents 3.0%
Cash Management QP Trust, 4.67%(c) (Cost $6,276,381)	6,276,381	6,276,381
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $199,698,635)+	100.2	210,584,583
Other Assets and Liabilities, Net	(0.2)	(436,272)
Net Assets	100.0	210,148,311
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $202,012,439. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $8,572,144. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,467,497 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,895,353.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $345,048 which is 0.2% of net assets.
(b) At December 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At December 31, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P 500 Index	3/19/2008	18	6,666,956	6,647,400	(19,556)

The accompanying notes are an integral part of the financial statements.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $193,068,614), including $345,048 of securities loaned	$ 203,954,562
Investment in Daily Assets Fund Institutional (cost $353,640)*	353,640
Investment in Cash Management QP Trust (cost $6,276,381)	6,276,381
Total investments, at value (cost $199,698,635)	210,584,583
Dividends receivable	201,405
Interest receivable	22,540
Receivable for Portfolio shares sold	28,822
Foreign taxes recoverable	514
Due from Advisor	12,349
Other assets	6,072
Total assets	210,856,285
Liabilities
Payable for Portfolio shares redeemed	132,303
Payable upon return of securities loaned	353,640
Payable for daily variation margin on open futures contracts	37,350
Accrued management fee	75,074
Accrued distribution service fee (Class B)	2,836
Other accrued expenses and payables	106,771
Total liabilities	707,974
Net assets, at value	$ 210,148,311
Net Assets Consist of
Undistributed net investment income	3,269,183
Net unrealized appreciation (depreciation) on: Investments	10,885,948
Futures	(19,556)
Foreign currency	12
Accumulated net realized gain (loss)	26,732,198
Paid-in capital	169,280,526
Net assets, at value	$ 210,148,311
Class A Net Asset Value, offering and redemption price per share ($195,545,721 ÷ 18,082,818 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.81
Class B Net Asset Value, offering and redemption price per share ($14,602,590 ÷ 1,355,326 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.77
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $22,418)	$ 4,592,340
Interest	25,658
Interest — Cash Management QP Trust	331,676
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	30,040
Total Income	4,979,714
Expenses: Management fee	1,103,548
Administration fee	285,358
Custodian fee	37,245
Distribution service fee (Class B)	69,685
Services to shareholders	1,548
Record keeping fee (Class B)	31,287
Professional fees	54,538
Trustees' fees and expenses	12,186
Reports to shareholders	121,005
Other	17,648
Total expenses before expense reductions	1,734,048
Expense reductions	(35,497)
Total expenses after expense reductions	1,698,551
Net investment income (loss)	3,281,163
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	38,153,711
Futures	533,221
Foreign currency	2,927
38,689,859
Change in net unrealized appreciation (depreciation) on: Investments	(35,720,119)
Futures	(19,556)
Foreign currency	185
(35,739,490)
Net gain (loss)	2,950,369
Net increase (decrease) in net assets resulting from operations	$ 6,231,532

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ 3,281,163	$ 3,845,235
Net realized gain (loss)	38,689,859	24,911,633
Change in net unrealized appreciation (depreciation)	(35,739,490)	12,505,619
Net increase (decrease) in net assets resulting from operations	6,231,532	41,262,487
Distributions to shareholders from: Net investment income: Class A	(3,254,218)	(2,664,327)
Class B	(431,057)	(286,921)
Net realized gains: Class A	(3,589,531)	—
Class B	(675,883)	—
Total distributions	$ (7,950,689)	$ (2,951,248)
Portfolio share transactions: Class A Proceeds from shares sold	7,943,494	14,579,038
Reinvestment of distributions	6,843,749	2,664,327
Cost of shares redeemed	(96,721,167)	(64,690,476)
Net increase (decrease) in net assets from Class A share transactions	(81,933,924)	(47,447,111)
Class B Proceeds from shares sold	1,756,094	8,202,285
Net assets acquired in tax-free reorganization	—	5,500,068
Reinvestment of distributions	1,106,940	286,921
Cost of shares redeemed	(40,893,714)	(14,614,169)
Net increase (decrease) in net assets from Class B share transactions	(38,030,680)	(624,895)
Increase (decrease) in net assets	(121,683,761)	(9,760,767)
Net assets at beginning of period	331,832,072	341,592,839
Net assets at end of period (including undistributed net investment income of $3,269,183 and $3,670,368, respectively)	$ 210,148,311	$ 331,832,072
Other Information
Class A Shares outstanding at beginning of period	25,561,711	30,277,518
Shares sold	724,126	1,462,864
Shares issued to shareholders in reinvestment of distributions	621,594	265,107
Shares redeemed	(8,824,613)	(6,443,778)
Net increase (decrease) in Class A shares	(7,478,893)	(4,715,807)
Shares outstanding at end of period	18,082,818	25,561,711
Class B Shares outstanding at beginning of period	4,788,468	4,883,742
Shares sold	161,143	780,726
Shares issued in tax-free reorganization	—	509,730
Shares issued to shareholders in reinvestment of distributions	100,722	28,606
Shares redeemed	(3,695,007)	(1,414,336)
Net increase (decrease) in Class B shares	(3,433,142)	(95,274)
Shares outstanding at end of period	1,355,326	4,788,468

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.94	$ 9.72	$ 9.29	$ 8.50	$ 6.77
Income (loss) from investment operations: Net investment income (loss)[a]	.13	.13[c]	.10	.12	.07
Net realized and unrealized gain (loss)	.02	1.19	.45	.74	1.74
Total from investment operations	.15	1.32	.55	.86	1.81
Less distributions from: Net investment income	(.13)	(.10)	(.12)	(.07)	(.08)
Net realized gains	(.15)	—	—	—	—
Total distributions	(.28)	(.10)	(.12)	(.07)	(.08)
Net asset value, end of period	$ 10.81	$ 10.94	$ 9.72	$ 9.29	$ 8.50
Total Return (%)	1.36[b]	13.63[b,c]	6.07[b]	10.16	26.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	196	280	294	172	161
Ratio of expenses before expense reductions (%)	.57	.56	.57	.56	.59
Ratio of expenses after expense reductions (%)	.56	.54	.54	.56	.59
Ratio of net investment income (loss) (%)	1.18	1.24[c]	1.10	1.37	.91
Portfolio turnover rate (%)	310	105	115	33	37
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.

Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.90	$ 9.68	$ 9.25	$ 8.47	$ 6.75
Income (loss) from investment operations: Net investment income (loss)[a]	.09	.09[c]	.07	.09	.05
Net realized and unrealized gain (loss)	.02	1.19	.45	.73	1.73
Total from investment operations	.11	1.28	.52	.82	1.78
Less distributions from: Net investment income	(.09)	(.06)	(.09)	(.04)	(.06)
Net realized gains	(.15)	—	—	—	—
Total distributions	(.24)	(.06)	(.09)	(.04)	(.06)
Net asset value, end of period	$ 10.77	$ 10.90	$ 9.68	$ 9.25	$ 8.47
Total Return (%)	1.00[b]	13.28[b,c]	5.73[b]	9.78	26.55
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	52	47	33	18
Ratio of expenses before expense reductions (%)	.95	.94	.95	.89	.85
Ratio of expenses after expense reductions (%)	.92	.89	.89	.89	.85
Ratio of net investment income (loss) (%)	.82	.89[c]	.75	1.04	.65
Portfolio turnover rate (%)	310	105	115	33	37
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.

Performance Summary December 31, 2007

DWS Capital Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 0.50% and 0.82% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

Portfolio returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Capital Growth VIP — Class A [] Russell 1000® Growth Index [] S&P 500® Index

The Russell 1000® Growth Index is an unmanaged, capitalization- weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's 500® (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,259	$13,314	$18,242	$15,642
	Average annual total return	12.59%	10.01%	12.78%	4.58%
Russell 1000 Growth Index	Growth of $10,000	$11,181	$12,838	$17,706	$14,559
	Average annual total return	11.81%	8.68%	12.11%	3.83%
S&P 500 Index	Growth of $10,000	$10,549	$12,816	$18,286	$17,756
	Average annual total return	5.49%	8.62%	12.83%	5.91%
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,218	$13,167	$17,917	$15,154
	Average annual total return	12.18%	9.61%	12.37%	4.24%
Russell 1000 Growth Index	Growth of $10,000	$11,181	$12,838	$17,706	$14,559
	Average annual total return	11.81%	8.68%	12.11%	3.83%
S&P 500 Index	Growth of $10,000	$10,549	$12,816	$18,286	$17,756
	Average annual total return	5.49%	8.62%	12.83%	5.91%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS Capital Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,053.70	$ 1,051.80
Expenses Paid per $1,000*	$ 2.54	$ 4.24
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,022.74	$ 1,021.07
Expenses Paid per $1,000*	$ 2.50	$ 4.18
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Capital Growth VIP	.49%	.82%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Capital Growth VIP

Except for a period of weakness in late February and early March, equity markets were quite strong during the first half of 2007. By the end of May, most indices were at or near their all-time highs, and positive trends continued through mid-July before drifting lower in the late summer. A rally in September was sparked in part by the first of the US Federal Reserve Board's (the Fed's) three interest rate reductions. Volatility increased in the fourth quarter, as markets responded to further bad news about the potential impact of the sub-prime mortgage crisis.

For the full year, the Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 5.14%. Growth stocks, as measured by the Russell 1000® Growth index, performed significantly better than value stocks, as measured by the Russell 1000® Value index.

With a return of 12.59% (Class A shares, unadjusted for contract charges), the Portfolio outperformed its benchmarks, the Russell 1000 Growth Index, which posted a return of 11.81%, and the Standard & Poor's 500® Index, which returned 5.49%. The Portfolio's performance relative to the Russell 1000 Growth Index was helped by both sector allocation decisions and stock selection.

Positioning within the energy sector was the largest contributor to performance during the period as the Portfolio's significant overweight to the sector continued to be rewarded.1 Energy holdings that performed especially well include Schlumberger Ltd. and Transocean, Inc.

Stock selection in the information technology sector also contributed to performance. The strongest returns came from those firms with innovative new products or dominant/growing market share positions. Examples of this strength included portfolio holdings Apple, Inc. and Google, Inc.

Security selection within the consumer discretionary and health care sectors detracted from performance. In the consumer discretionary sector, shares of several retailers dropped, as investors demonstrated concern about consumer spending. In health care, performance was hurt by drops in positions including Celgene Corp. and Genentech, Inc. However, several health care holdings, including Gilead Sciences, Inc. and Baxter International, Inc. were up strongly.

Julie M. Van Cleave, CFA Jack A. Zehner
Lead Portfolio Manager Richard Shepley
Portfolio Managers

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Capital Growth VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/07	12/31/06

Information Technology	24%	22%
Health Care	18%	19%
Energy	14%	15%
Consumer Staples	11%	14%
Industrials	11%	9%
Consumer Discretionary	10%	12%
Financials	5%	8%
Materials	4%	1%
Telecommunication Services	2%	—
Utilities	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 53. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Capital Growth VIP

	Shares	Value ($)

Common Stocks 97.8%
Consumer Discretionary 10.0%
Automobiles 0.6%
Harley-Davidson, Inc.	145,300	6,786,963
Hotels Restaurants & Leisure 1.7%
McDonald's Corp.	307,900	18,138,389
Household Durables 0.3%
Fortune Brands, Inc.	52,300	3,784,428
Media 1.4%
McGraw-Hill Companies, Inc.	165,600	7,254,936
Omnicom Group, Inc.	171,280	8,140,938
		15,395,874
Multiline Retail 2.4%
Kohl's Corp.*	214,300	9,814,940
Target Corp.	314,700	15,735,000
		25,549,940
Specialty Retail 2.9%
Best Buy Co., Inc.	85,700	4,512,105
GameStop Corp. "A"*	186,000	11,552,460
Staples, Inc.	320,065	7,383,900
Tiffany & Co.	158,300	7,286,549
		30,735,014
Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.*	239,300	7,317,794
Consumer Staples 11.2%
Beverages 4.0%
Diageo PLC	586,843	12,616,235
PepsiCo, Inc.	404,725	30,718,627
		43,334,862
Food & Staples Retailing 1.5%
Shoppers Drug Mart Corp.	121,900	6,578,240
Walgreen Co. (a)	251,200	9,565,696
		16,143,936
Food Products 3.0%
Dean Foods Co.	401,518	10,383,255
Groupe Danone	127,483	11,444,135
Kellogg Co.	188,000	9,856,840
		31,684,230
Household Products 2.7%
Colgate-Palmolive Co.	133,240	10,387,390
Procter & Gamble Co.	256,770	18,852,054
		29,239,444
Energy 14.1%
Energy Equipment & Services 6.4%
Baker Hughes, Inc.	225,700	18,304,270
Noble Corp.	214,500	12,121,395
Schlumberger Ltd.	291,200	28,645,344
Transocean, Inc.*	66,027	9,451,765
		68,522,774
Oil, Gas & Consumable Fuels 7.7%
ConocoPhillips	145,760	12,870,608
Devon Energy Corp.	232,600	20,680,466
EOG Resources, Inc.	218,025	19,458,731
	Shares	Value ($)

Valero Energy Corp.	136,345	9,548,241
XTO Energy, Inc.	398,583	20,471,197
		83,029,243
Financials 5.1%
Capital Markets 2.5%
Lehman Brothers Holdings, Inc.	202,800	13,271,232
State Street Corp.	170,570	13,850,284
		27,121,516
Diversified Financial Services 1.3%
CME Group, Inc.	20,937	14,362,782
Insurance 1.3%
Aflac, Inc.	217,524	13,623,528
Health Care 17.2%
Biotechnology 4.4%
Celgene Corp.*	170,100	7,860,321
Genentech, Inc.*	240,850	16,153,810
Gilead Sciences, Inc.*	497,720	22,900,097
		46,914,228
Health Care Equipment & Supplies 5.4%
Baxter International, Inc.	333,300	19,348,065
C.R. Bard, Inc.	111,900	10,608,120
Hologic, Inc.*	45,500	3,123,120
Medtronic, Inc.	300,800	15,121,216
Zimmer Holdings, Inc.*	157,340	10,408,041
		58,608,562
Health Care Providers & Services 2.1%
Laboratory Corp. of America Holdings*	103,900	7,847,567
UnitedHealth Group, Inc.	245,885	14,310,507
		22,158,074
Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc.*	191,500	11,045,720
Pharmaceuticals 4.3%
Abbott Laboratories	218,900	12,291,235
Eli Lilly & Co.	107,000	5,712,730
Johnson & Johnson	423,366	28,238,512
		46,242,477
Industrials 10.7%
Aerospace & Defense 4.3%
Goodrich Corp.	150,800	10,647,988
Honeywell International, Inc.	283,500	17,455,095
United Technologies Corp.	231,800	17,741,972
		45,845,055
Electrical Equipment 2.4%
Emerson Electric Co.	465,900	26,397,894
Industrial Conglomerates 1.5%
General Electric Co.	424,865	15,749,746
Machinery 1.6%
Caterpillar, Inc.	76,900	5,579,864
Parker Hannifin Corp.	161,800	12,185,158
		17,765,022
Road & Rail 0.9%
Canadian National Railway Co.	213,400	10,014,862
	Shares	Value ($)

Information Technology 23.2%
Communications Equipment 2.8%
Cisco Systems, Inc.*	647,220	17,520,245
QUALCOMM, Inc.	319,400	12,568,390
		30,088,635
Computers & Peripherals 7.6%
Apple, Inc.*	130,635	25,876,181
Dell, Inc.*	187,800	4,602,978
EMC Corp.*	772,515	14,314,703
Hewlett-Packard Co.	392,900	19,833,592
International Business Machines Corp.	156,000	16,863,600
		81,491,054
Electronic Equipment & Instruments 1.0%
Mettler-Toledo International, Inc.*	93,000	10,583,400
Internet Software & Services 1.4%
Google, Inc. "A"*	20,725	14,330,923
IT Services 2.8%
Accenture Ltd. "A"	375,700	13,536,471
Fiserv, Inc.*	159,200	8,834,008
Paychex, Inc.	221,300	8,015,486
		30,385,965
Semiconductors & Semiconductor Equipment 2.6%
Broadcom Corp. "A"*	180,900	4,728,726
Intel Corp.	884,090	23,569,839
		28,298,565
Software 5.0%
Adobe Systems, Inc.*	311,175	13,296,508
Electronic Arts, Inc.* (a)	171,000	9,988,110
Microsoft Corp.	678,180	24,143,208
VMware, Inc. "A"* (a)	79,100	6,722,709
		54,150,535
	Shares	Value ($)

Materials 4.3%
Chemicals
Ecolab, Inc.	229,500	11,752,695
Monsanto Co.	179,100	20,003,679
Praxair, Inc.	169,300	15,018,603
		46,774,977
Telecommunication Services 1.5%
Diversified Telecommunication Services 1.0%
AT&T, Inc.	253,800	10,547,928
Wireless Telecommunication Services 0.5%
American Tower Corp. "A"*	125,000	5,325,000
Utilities 0.5%
Electric Utilities
Allegheny Energy, Inc.	92,800	5,903,008
Total Common Stocks (Cost $684,008,971)		1,053,392,347

Securities Lending Collateral 1.5%
Daily Assets Fund Institutional, 5.03% (b) (c) (Cost $16,387,277)	16,387,277	16,387,277

Cash Equivalents 2.2%
Cash Management QP Trust, 4.67% (b) (Cost $23,617,585)	23,617,585	23,617,585
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $724,013,833)+	101.5	1,093,397,209
Other Assets and Liabilities, Net	(1.5)	(16,421,694)
Net Assets	100.0	1,076,975,515
* Non-income producing security.
+ The cost for federal income tax purposes was $729,166,719. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $364,230,490. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $382,631,543 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,401,053.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $16,099,712 which is 1.5% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $684,008,971), including $16,099,712 of securities loaned	$ 1,053,392,347
Investment in Daily Assets Fund Institutional (cost $16,387,277)*	16,387,277
Investment in Cash Management QP Trust (cost $23,617,585)	23,617,585
Total investments, at value (cost $724,013,833)	1,093,397,209
Cash	26,462
Foreign currency, at value (cost $38)	38
Dividends receivable	708,122
Interest receivable	130,388
Receivable for Portfolio shares sold	213,912
Foreign taxes recoverable	61,616
Due from Advisor	16,348
Other assets	25,104
Total assets	1,094,579,199
Liabilities
Payable for Portfolio shares redeemed	626,816
Payable upon return of securities loaned	16,387,277
Accrued management fee	307,675
Accrued distribution service fee (Class B)	3,321
Other accrued expenses and payables	278,595
Total liabilities	17,603,684
Net assets, at value	$ 1,076,975,515
Net Assets Consist of
Undistributed net investment income	9,689,216
Net unrealized appreciation (depreciation) on: Investments	369,383,376
Foreign currency	3,448
Accumulated net realized gain (loss)	(282,377,151)
Paid-in capital	980,276,626
Net assets, at value	$ 1,076,975,515
Class A Net Asset Value, offering and redemption price per share ($1,058,268,944 ÷ 51,857,448 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 20.41
Class B Net Asset Value, offering and redemption price per share ($18,706,571 ÷ 920,834 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 20.31
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $96,147)	$ 14,923,179
Interest	1,099
Interest — Cash Management QP Trust	825,442
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	116,121
Total Income	15,865,841
Expenses: Management fee	4,224,782
Administration fee	1,150,671
Custodian fee	86,687
Distribution service fee (Class B)	121,808
Services to shareholders	3,087
Record keeping fee (Class B)	63,378
Professional fees	60,240
Trustees' fees and expenses	39,685
Reports to shareholders	496,976
Other	37,121
Total expenses before expense reductions	6,284,435
Expense reductions	(131,407)
Total expenses after expense reductions	6,153,028
Net investment income (loss)	9,712,813
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	108,280,041
Foreign currency	(9,088)
108,270,953
Change in net unrealized appreciation (depreciation) on: Investments	19,838,081
Foreign currency	3,543
19,841,624
Net gain (loss)	128,112,577
Net increase (decrease) in net assets resulting from operations	$ 137,825,390

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ 9,712,813	$ 7,388,043
Net realized gain (loss)	108,270,953	15,481,308
Change in net unrealized appreciation (depreciation)	19,841,624	58,267,822
Net increase (decrease) in net assets resulting from operations	137,825,390	81,137,173
Distributions to shareholders from: Net investment income: Class A	(6,887,657)	(5,636,032)
Class B	(258,683)	(141,341)
Total distributions	(7,146,340)	(5,777,373)
Portfolio share transactions: Class A Proceeds from shares sold	22,292,590	16,358,245
Net assets acquired in tax-free reorganization	—	210,765,818
Reinvestment of distributions	6,887,657	5,636,032
Cost of shares redeemed	(225,450,131)	(203,567,867)
Net increase (decrease) in net assets from Class A share transactions	(196,269,884)	29,192,228
Class B Proceeds from shares sold	1,548,433	43,601,768
Net assets acquired in tax-free reorganization	—	37,158,118
Reinvestment of distributions	258,683	141,341
Cost of shares redeemed	(97,598,529)	(51,781,199)
Net increase (decrease) in net assets from Class B share transactions	(95,791,413)	29,120,028
Increase (decrease) in net assets	(161,382,247)	133,672,056
Net assets at beginning of period	1,238,357,762	1,104,685,706
Net assets at end of period (including undistributed net investment income of $9,689,216 and $7,131,831, respectively)	$ 1,076,975,515	$ 1,238,357,762
Other Information
Class A Shares outstanding at beginning of period	62,005,444	61,042,375
Shares sold	1,165,102	949,778
Shares issued in tax-free reorganization	—	11,523,100
Shares issued to shareholders in reinvestment of dividends	362,508	322,982
Shares redeemed	(11,675,606)	(11,832,791)
Net increase (decrease) in Class A shares	(10,147,996)	963,069
Shares outstanding at end of period	51,857,448	62,005,444
Class B Shares outstanding at beginning of period	5,921,673	4,353,863
Shares sold	80,681	2,415,727
Shares issued in tax-free reorganization	—	2,040,472
Shares issued to shareholders in reinvestment of dividends	13,644	8,123
Shares redeemed	(5,095,164)	(2,896,512)
Net increase (decrease) in Class B shares	(5,000,839)	1,567,810
Shares outstanding at end of period	920,834	5,921,673

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$18.24	$ 16.90	$ 15.67	$ 14.59	$ 11.54
Income (loss) from investment operations: Net investment income (loss)[a]	.17[d]	.13[c]	.10	.14	.08
Net realized and unrealized gain (loss)	2.12	1.31	1.29	1.02	3.03
Total from investment operations	2.29	1.44	1.39	1.16	3.11
Less distributions from: Net investment income	(.12)	(.10)	(.16)	(.08)	(.06)
Net asset value, end of period	$ 20.41	$ 18.24	$ 16.90	$ 15.67	$ 14.59
Total Return (%)	12.59[b]	8.53[b,c]	8.96[b]	7.99	26.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,058	1,131	1,031	698	705
Ratio of expenses before expense reductions (%)	.53	.52	.50	.50	.51
Ratio of expenses after expense reductions (%)	.52	.49	.49	.50	.51
Ratio of net investment income (loss) (%)	.86[d]	.73[c]	.61	.98	.61
Portfolio turnover rate (%)	30	16	17	15	13
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.17% of average daily net assets, respectively.

Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 18.15	$ 16.81	$ 15.59	$ 14.52	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[a]	.09[d]	.06[c]	.04	.09	.03
Net realized and unrealized gain (loss)	2.12	1.31	1.28	1.01	3.02
Total from investment operations	2.21	1.37	1.32	1.10	3.05
Less distributions from: Net investment income	(.05)	(.03)	(.10)	(.03)	(.02)
Net asset value, end of period	$ 20.31	$ 18.15	$ 16.81	$ 15.59	$ 14.52
Total Return (%)	12.18[b]	8.17[b,c]	8.51[b]	7.56	26.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	107	73	23	15
Ratio of expenses before expense reductions (%)	.94	.91	.89	.88	.87
Ratio of expenses after expense reductions (%)	.90	.86	.86	.88	.87
Ratio of net investment income (loss) (%)	.48[d]	.36[c]	.24	.60	.25
Portfolio turnover rate (%)	30	16	17	15	13
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.17% of average daily net assets, respectively.

Performance Summary December 31, 2007

DWS Global Opportunities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 1.12% and 1.51% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

Portfolio returns during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Global Opportunities VIP — Class A [] S&P®/Citigroup Extended Market Index-World

The S&P®/Citigroup Extended Market Index-World, is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Global Opportunities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,933	$15,774	$29,008	$32,061
	Average annual total return	9.33%	16.41%	23.74%	12.36%
S&P/Citigroup Extended Market Index-World	Growth of $10,000	$10,605	$14,982	$27,286	$28,183
	Average annual total return	6.05%	14.42%	22.23%	10.92%
DWS Global Opportunities VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,892	$15,673	$28,706	$31,338
	Average annual total return	8.92%	16.16%	23.48%	12.10%
S&P/Citigroup Extended Market Index-World	Growth of $10,000	$10,605	$14,982	$27,286	$28,183
	Average annual total return	6.05%	14.42%	22.23%	10.92%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS Global Opportunities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,002.70	$ 1,000.60
Expenses Paid per $1,000*	$ 5.20	$ 6.86
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,020.01	$ 1,018.25
Expenses Paid per $1,000*	$ 5.24	$ 6.92
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Global Opportunities VIP	1.03%	1.36%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Global Opportunities VIP

DWS Global Opportunities VIP's Class A shares (unadjusted for contract charges) provided a total return of 9.33% during 2007, outperforming the 6.05% return of the S&P/Citigroup Extended Market Index — World. The portfolio has outpaced both the benchmark and its Lipper peer group average (the Lipper Global Growth category) over the three-, five- and ten-year periods.

Performance benefited from our strong stock selection in the two worst-performing sectors of the market: consumer discretionary and financials. In the former, we gained a boost from positions in Paddy Power PLC and JC Decaux SA. In financials, our holdings in Midland Holdings Ltd., Hellenic Exchanges Holding SA, and Piraeus Bank SA all made substantial gains even as most stocks in the sector were losing ground. Information technology also was a source of strength for the Portfolio. Our positioning was least effective in materials, where a below-benchmark weighting in the sector weighed on returns; and in health care, where Flamel Technologies SA and Sigma Pharmaceuticals Ltd. were notable detractors.

While we believe the uncertainty surrounding the global financial sector warrants a degree of caution, we retain a positive outlook for equities based on supportive central bank policies, strong economic growth in the emerging markets, robust corporate balance sheets, and valuations. We therefore believe the global equity markets will continue to offer a wealth of opportunities for those, like us, who emphasize bottom-up stock selection. We believe the broad nature of the Portfolio's investment universe will enable us to take full advantage of these opportunities in the months and years ahead.

Joseph Axtell, CFA Terrence S. Gray, CFA
Lead Portfolio Manager Portfolio Manager

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more established companies. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on an underlying Portfolio's derivative position. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The S&P/Citigroup Extended Market Index — World is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Lipper Global Growth category consists of Portfolios that invest at least 75% of their assets in companies both inside and outside the US with market capitalizations less than the 500th company in the S&P Citigroup World Broad Market Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Global Opportunities VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	98%	97%
Cash Equivalents	2%	3%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/07	12/31/06

Continental Europe	38%	41%
United States	31%	32%
Pacific Basin	10%	7%
United Kingdom	9%	7%
Japan	6%	7%
Australia	2%	3%
Canada	2%	1%
Latin America	1%	2%
Other	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/07	12/31/06

Financials	21%	27%
Information Technology	18%	15%
Industrials	16%	12%
Health Care	16%	17%
Energy	10%	8%
Consumer Discretionary	10%	13%
Utilities	4%	3%
Consumer Staples	3%	2%
Materials	1%	2%
Telecommunication Services	1%	1%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 64. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Global Opportunities VIP

	Shares	Value ($)

Common Stocks 97.7%
Australia 2.2%
Babcock & Brown Ltd.	197,948	4,669,002
Sigma Pharmaceuticals Ltd. (a)	1,701,438	2,373,701
(Cost $6,014,805)		7,042,703
Bahrain 0.9%
Gulf Finance House EC (GDR), 144A* (Cost $2,369,925)	94,797	2,843,910
Belgium 0.6%
Hansen Transmissions International NV* (Cost $1,130,986)	318,905	1,828,260
Bermuda 0.5%
Orient-Express Hotels Ltd. "A" (Cost $903,221)	29,300	1,685,336
Brazil 1.3%
Aracruz Celulose SA "B" (ADR) (Preferred)	22,100	1,643,135
Diagnosticos da America SA	130,800	2,684,871
(Cost $3,362,867)		4,328,006
Canada 1.9%
Certicom Corp.*	301,900	483,309
Flint Energy Services Ltd.*	42,000	769,401
OPTI Canada, Inc.*	78,800	1,325,376
SunOpta, Inc.*	258,000	3,444,300
(Cost $6,537,290)		6,022,386
China 0.3%
VanceInfo Technologies, Inc. (ADR)* (Cost $938,400)	110,400	993,600
France 3.0%
Financiere Marc de Lacharriere SA (a)	24,922	1,701,123
Flamel Technologies SA (ADR)* (a)	203,100	2,026,938
Haulotte Group	41,465	1,231,031
JC Decaux SA	98,757	3,869,448
Seche Environnement	4,791	929,210
(Cost $9,592,854)		9,757,750
Germany 13.2%
Compugroup Holding AG*	39,450	728,269
Fresenius Medical Care AG & Co.	174,407	9,329,117
Grenkeleasing AG (a)	40,817	1,361,521
Hypo Real Estate Holding AG (a)	51,140	2,660,496
M.A.X. Automation AG	333,329	2,834,807
Puma AG	3,767	1,497,090
QSC AG* (a)	263,312	1,107,874
Rational AG (a)	12,384	2,533,582
SGL Carbon AG*	28,800	1,548,426
Software AG	25,069	2,201,068
Stada Arzneimittel AG	106,634	6,508,462
United Internet AG (Registered)	278,443	6,712,062
Wincor Nixdorf AG	37,934	3,574,843
(Cost $20,102,498)		42,597,617
Greece 5.5%
Coca-Cola Hellenic Bottling Co. SA	111,000	4,788,682
Hellenic Exchanges Holding SA	101,100	3,542,531
Piraeus Bank SA	208,275	8,113,019
	Shares	Value ($)

Titan Cement Co. SA	26,600	1,209,126
(Cost $6,170,611)		17,653,358
Hong Kong 5.3%
China New Town Development Co., Ltd.*	259,000	106,159
Dah Chong Hong Holdings Ltd.*	265,000	118,128
K Wah International Holdings Ltd.	3,138,000	1,985,486
Kingboard Chemical Holdings Ltd.	936,240	5,471,416
Midland Holdings Ltd.	2,529,557	3,947,847
Wing Hang Bank Ltd.	371,500	5,531,270
(Cost $5,894,570)		17,160,306
Ireland 5.7%
Anglo Irish Bank Corp. PLC	281,388	4,460,233
C&C Group PLC (b)	157,608	952,700
C&C Group PLC (b)	5,663	33,841
FBD Holdings PLC	44,100	1,627,077
ICON PLC (ADR)*	60,700	3,754,902
Kingspan Group PLC	106,776	1,609,229
Paddy Power PLC	111,176	3,657,429
Ryanair Holdings PLC* (b)	2,200	14,757
Ryanair Holdings PLC* (b)	320,632	2,159,207
(Cost $9,646,548)		18,269,375
Italy 0.7%
Lottomatica SpA (a)	39,601	1,436,146
Safilo Group SpA (a)	298,900	993,108
(Cost $3,262,692)		2,429,254
Japan 5.4%
AEON Credit Services Co., Ltd.	90,800	1,342,338
AEON Mall Co., Ltd.	141,000	3,701,115
ANEST IWATA Corp. (a)	60,000	248,629
JAFCO Co., Ltd.	21,900	717,363
KITZ Corp. (a)	170,000	865,028
Matsui Securities Co., Ltd. (a)	162,900	1,283,928
Mitsubishi UFJ Lease & Finance Co., Ltd.	40,710	1,355,486
Nidec Corp.	21,700	1,610,948
Park24 Co., Ltd. (a)	215,000	1,655,695
Sumitomo Realty & Development Co., Ltd.	184,000	4,525,726
(Cost $14,249,659)		17,306,256
Korea 0.9%
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (Cost $810,406)	55,400	3,050,299
Netherlands 5.7%
Arcadis NV	23,735	1,637,482
Chicago Bridge & Iron Co. NV (New York Shares)	117,900	7,125,876
QIAGEN NV* (a)	186,900	4,013,954
SBM Offshore NV	180,283	5,654,924
(Cost $9,254,913)		18,432,236
Norway 0.8%
Electromagnetic GeoServices AS* (a)	33,250	311,156
Prosafe ASA (a)	126,563	2,182,051
(Cost $1,949,746)		2,493,207
	Shares	Value ($)

Spain 0.5%
Tecnicas Reunidas SA (Cost $1,481,684)	23,819	1,510,017
Sweden 0.9%
Brostrom AB "B" (a)	144,100	1,100,719
Eniro AB	142,934	1,277,374
Micronic Laser Systems AB* (a)	124,200	614,245
(Cost $3,287,918)		2,992,338
Switzerland 1.0%
Advanced Digital Broadcast Holdings SA (ADB Group) (Registered)*	16,968	477,931
Fortune Management, Inc. (REG S)* (a)	322,568	184,104
Partners Group (Registered)	18,500	2,464,662
(Cost $2,881,879)		3,126,697
Taiwan 2.2%
Powerchip Semiconductor Corp.	2,728,139	1,153,217
Siliconware Precision Industries Co.	2,398,778	4,269,159
Yuanta Financial Holding Co., Ltd.*	2,813,415	1,818,571
(Cost $3,958,906)		7,240,947
Thailand 0.6%
Bangkok Bank PCL (Foreign Registered) (Cost $1,282,718)	515,100	1,820,880
United Kingdom 8.9%
Aegis Group PLC	487,166	1,126,449
ARM Holdings PLC	1,282,844	3,144,895
Ashmore Group PLC	607,215	3,222,281
BlueBay Asset Management PLC (Unit)	270,441	1,897,320
Dicom Group PLC	428,171	1,486,639
John Wood Group PLC	244,680	2,101,247
Lamprell PLC	418,584	3,573,517
Michael Page International PLC	417,695	2,377,966
Serco Group PLC	561,624	5,133,833
Taylor Nelson Sofres PLC	457,309	1,873,936
Xchanging Ltd.*	474,056	2,630,281
(Cost $22,954,159)		28,568,364
United States 29.7%
Advance Auto Parts, Inc.	60,550	2,300,295
Advanced Medical Optics, Inc.*	61,700	1,513,501
Aecom Technology Corp.*	85,968	2,456,106
Aeropostale, Inc.*	106,400	2,819,600
Akamai Technologies, Inc.*	71,000	2,456,600
Allegheny Energy, Inc.	174,200	11,080,862
AMERIGROUP Corp.*	86,300	3,145,635
	Shares	Value ($)

Carter's, Inc.*	86,800	1,679,580
Celgene Corp.*	46,100	2,130,281
Cogent, Inc.*	99,200	1,106,080
Diamond Foods, Inc.	61,500	1,317,945
Dresser-Rand Group, Inc.*	87,800	3,428,590
EMS Technologies, Inc.*	51,600	1,560,384
Euronet Worldwide, Inc.* (a)	88,400	2,652,000
Foundation Coal Holdings, Inc.	57,500	3,018,750
FTI Consulting, Inc.*	88,650	5,464,386
Gentex Corp.	78,600	1,396,722
Harman International Industries, Inc.	28,700	2,115,477
Invitrogen Corp.*	24,500	2,288,545
Itron, Inc.* (a)	55,100	5,287,947
Joy Global, Inc.	81,775	5,382,430
Lam Research Corp.*	28,100	1,214,763
Metabolix, Inc.*	45,100	1,073,380
Mueller Water Products, Inc. "A" (a)	87,300	831,096
NeuStar, Inc. "A"*	65,400	1,875,672
NxStage Medical, Inc.* (a)	190,400	2,888,368
Owens & Minor, Inc.	62,900	2,668,847
Perficient, Inc.*	82,300	1,295,402
Phillips-Van Heusen Corp.	31,900	1,175,834
Rowan Companies, Inc.	46,900	1,850,674
Schawk, Inc.	87,100	1,351,792
Somanetics Corp.*	96,600	2,284,590
Thoratec Corp.* (a)	117,800	2,142,782
THQ, Inc.*	134,400	3,788,736
Ultra Petroleum Corp.*	96,500	6,899,750
(Cost $59,406,091)		95,943,402
Total Common Stocks (Cost $197,445,346)		315,096,504

Securities Lending Collateral 10.0%
Daily Assets Fund Institutional, 5.03% (c) (d) (Cost $32,318,519)	32,318,519	32,318,519

Cash Equivalents 2.1%
Cash Management QP Trust, 4.67% (c) (Cost $6,854,864)	6,854,864	6,854,864
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $236,618,729)+	109.8	354,269,887
Other Assets and Liabilities, Net	(9.8)	(31,773,123)
Net Assets	100.0	322,496,764
* Non-income producing security.
+ The cost for federal income tax purposes was $242,614,224. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $111,655,663. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $138,465,710 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $26,810,047.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $30,562,485 which is 9.5% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $197,445,346), including $30,562,485 of securities loaned	$ 315,096,504
Investment in Daily Assets Fund Institutional (cost $32,318,519)*	32,318,519
Investment in Cash Management QP Trust (cost $6,854,864)	6,854,864
Total investments, at value (cost $236,618,729)	354,269,887
Cash	24
Foreign currency, at value (cost $952,317)	967,068
Dividends receivable	179,009
Interest receivable	61,994
Receivable for Portfolio shares sold	16,096
Foreign taxes recoverable	29,354
Other assets	7,890
Total assets	355,531,322
Liabilities
Payable for investments purchased	131,193
Payable for Portfolio shares redeemed	193,460
Payable upon return of securities loaned	32,318,519
Accrued management fee	222,598
Accrued distribution service fee (Class B)	2,539
Other accrued expenses and payables	166,249
Total liabilities	33,034,558
Net assets, at value	$ 322,496,764
Net Assets Consist of
Accumulated distributions in excess of net investment income	(4,870,687)
Net unrealized appreciation (depreciation) on: Investments	117,651,158
Foreign currency	17,645
Accumulated net realized gain (loss)	39,779,834
Paid-in capital	169,918,814
Net assets, at value	$ 322,496,764
Class A Net Asset Value, offering and redemption price per share ($310,350,488 ÷ 16,980,253 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 18.28
Class B Net Asset Value, offering and redemption price per share ($12,146,276 ÷ 673,793 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 18.03
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $355,569)	$ 4,721,008
Interest	3,912
Interest — Cash Management QP Trust	374,579
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	454,747
Total Income	5,554,246
Expenses: Management fee	3,148,776
Administration fee	353,795
Custodian fee	217,318
Distribution service fee (Class B)	53,186
Services to shareholders	1,868
Record keeping fee (Class B)	22,754
Professional fees	69,239
Trustees' fees and expenses	13,307
Reports to shareholders	195,657
Other	41,032
Total expenses before expense reductions	4,116,932
Expense reductions	(86,361)
Total expenses after expense reductions	4,030,571
Net investment income (loss)	1,523,675
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	41,727,866
Foreign currency (including CPMF tax of $55)	(13,330)
41,714,536
Change in net unrealized appreciation (depreciation) on: Investments	(9,554,056)
Foreign currency	15,531
(9,538,525)
Net gain (loss)	32,176,011
Net increase (decrease) in net assets resulting from operations	$ 33,699,686

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ 1,523,675	$ 491,309
Net realized gain (loss)	41,714,536	39,905,008
Change in net unrealized appreciation (depreciation)	(9,538,525)	26,807,487
Net increase (decrease) in net assets resulting from operations	33,699,686	67,203,804
Distributions to shareholders from: Net investment income: Class A	(4,162,201)	(3,088,293)
Class B	(385,143)	(323,635)
Net realized gains: Class A	(23,747,876)	—
Class B	(2,659,501)	—
Total distributions	(30,954,721)	(3,411,928)
Portfolio share transactions: Class A Proceeds from shares sold	25,551,412	29,442,382
Reinvestment of distributions	27,910,077	3,088,293
Cost of shares redeemed	(76,124,259)	(44,115,725)
Net increase (decrease) in net assets from Class A share transactions	(22,662,770)	(11,585,050)
Class B Proceeds from shares sold	2,661,166	3,685,449
Reinvestment of distributions	3,044,644	323,635
Cost of shares redeemed	(30,666,540)	(7,059,014)
Net increase (decrease) in net assets from Class B share transactions	(24,960,730)	(3,049,930)
Increase (decrease) in net assets	(44,878,535)	49,156,896
Net assets at beginning of period	367,375,299	318,218,403
Net assets at end of period (including accumulated distributions in excess of net investment income of $4,870,687 and $3,290,411, respectively)	$ 322,496,764	$ 367,375,299
Other Information
Class A Shares outstanding at beginning of period	18,234,839	19,013,655
Shares sold	1,377,801	1,785,621
Shares issued to shareholders in reinvestment of distributions	1,512,741	181,664
Shares redeemed	(4,145,128)	(2,746,101)
Net increase (decrease) in Class A shares	(1,254,586)	(778,816)
Shares outstanding at end of period	16,980,253	18,234,839
Class B Shares outstanding at beginning of period	2,034,192	2,223,191
Shares sold	144,813	227,819
Shares issued to shareholders in reinvestment of distributions	167,013	19,241
Shares redeemed	(1,672,225)	(436,059)
Net increase (decrease) in Class B shares	(1,360,399)	(188,999)
Shares outstanding at end of period	673,793	2,034,192

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 18.15	$ 15.00	$ 12.77	$ 10.38	$ 6.97
Income (loss) from investment operations: Net investment income (loss)[a]	.08[d]	.03[c]	.04	.01	.02
Net realized and unrealized gain (loss)	1.61	3.28	2.27	2.41	3.40
Total from investment operations	1.69	3.31	2.31	2.42	3.42
Less distributions from: Net investment income	(.23)	(.16)	(.08)	(.03)	(.01)
Net realized gains	(1.33)	—	—	—	—
Total distributions	(1.56)	(.16)	(.08)	(.03)	(.01)
Net asset value, end of period	$ 18.28	$ 18.15	$ 15.00	$ 12.77	$ 10.38
Total Return (%)	9.33[b]	22.08[c]	18.19	23.35	49.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	310	331	285	232	183
Ratio of expenses before expense reductions (%)	1.14	1.12	1.17	1.18	1.18
Ratio of expenses after expense reductions (%)	1.12	1.12	1.17	1.18	1.18
Ratio of net investment income (loss) (%)	.45[d]	.16[c]	.32	.09	.28
Portfolio turnover rate (%)	19	28	30	24	41
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.09% of average daily net assets, respectively.

Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 17.93	$ 14.84	$ 12.62	$ 10.25	$ 6.89
Income (loss) from investment operations: Net investment income (loss)[a]	.01[e]	(.00)[b,d]	.03	(.01)	.00[b]
Net realized and unrealized gain (loss)	1.61	3.24	2.24	2.38	3.36
Total from investment operations	1.62	3.24	2.27	2.37	3.36
Less distributions from: Net investment income	(.19)	(.15)	(.05)	—	—
Net realized gains	(1.33)	—	—	—	—
Total distributions	(1.52)	(.15)	(.05)	—	—
Net asset value, end of period	$ 18.03	$ 17.93	$ 14.84	$ 12.62	$ 10.25
Total Return (%)	8.92[c]	21.88[c,d]	18.06[c]	23.12[c]	48.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	37	33	24	13
Ratio of expenses before expense reductions (%)	1.53	1.51	1.54	1.52	1.43
Ratio of expenses after expense reductions (%)	1.50	1.31	1.24	1.39	1.43
Ratio of net investment income (loss) (%)	.07[e]	(.03)[d]	.25	(.12)	.03
Portfolio turnover rate (%)	19	28	30	24	41
[a] Based on average shares outstanding during the period.
[b] Amount is less than $.005.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[e] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.09% of average daily net assets, respectively.

Performance Summary December 31, 2007

DWS International VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 0.96% and 1.36% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

Returns for all periods shown for Class B shares reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on an underlying Portfolio's derivative position. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS International VIP — Class A [] MSCI EAFE® Index

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index is an unmanaged index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS International VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,459	$16,760	$24,951	$20,187
	Average annual total return	14.59%	18.78%	20.07%	7.28%
MSCI EAFE® Index	Growth of $10,000	$11,117	$15,946	$26,574	$22,947
	Average annual total return	11.17%	16.83%	21.59%	8.66%
DWS International VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,425	$16,584	$24,582	$19,709
	Average annual total return	14.25%	18.37%	19.71%	7.02%
MSCI EAFE® Index	Growth of $10,000	$11,117	$15,946	$26,574	$22,947
	Average annual total return	11.17%	16.83%	21.59%	8.66%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS International VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares of the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,040.20	$ 1,038.10
Expenses Paid per $1,000*	$ 4.83	$ 6.63
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,020.47	$ 1,018.70
Expenses Paid per $1,000*	$ 4.79	$ 6.56
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS International VIP	0.94%	1.29%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS International VIP

International equities performed well during 2007, as measured by the 11.17% US dollar return of the Portfolio's benchmark, MSCI EAFE® Index. The Class A shares of the Portfolio gained 14.59% (unadjusted for contract charges), outperforming the benchmark.

The Portfolio was well-positioned for the environment of the past year via overweights in Europe and the emerging markets, both of which outperformed, along with a large underweight in Japan, the worst performer among all major global markets.1 Top individual performers included AMEC PLC, the UK-based construction and engineering company; Gazprom, the Russian energy concern; and three German stocks: Bayer AG, Porsche AG, and E.ON AG. Also aiding performance was a position in China Mobile Ltd., which has benefited from rapidly increasing wireless penetration in China. All of the Portfolio's notable detractors were financial stocks: UniCredito Italiano SpA and Banca Italease*, both based in Italy, and several Japanese banks.

We expect 2008 to be a challenging year characterized by slower growth in the world's developed economies. We therefore intend to focus on companies with strong franchises, distinct competitive advantages, and the ability to perform well in any economic environment. We are finding many such companies in the emerging markets, where local growth trends remain strong. Russia, the Middle East, and Africa are areas in which we have been adding in recent months. At the same time, we have reduced the Portfolio's weighting in Europe and have elected not to raise its weighting in Japan. From a broader standpoint, we will continue to use fundamental research to identify opportunities in individual stocks that have been artificially depressed by short-term market volatility.

Matthias Knerr, CFA
Manager

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on an underlying Portfolio's derivative position. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index is an unmanaged index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* As of December 31, 2007, the positions were not held.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS International VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	98%	96%
Preferred Stocks	2%	1%
Cash Equivalents	—	3%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	12/31/07	12/31/06

Continental Europe	53%	55%
United Kingdom	15%	18%
Japan	14%	17%
Pacific Basin	7%	4%
Australia	3%	1%
Middle East	3%	—
Latin America	3%	5%
Other	2%	—
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Financials	22%	33%
Industrials	17%	6%
Consumer Discretionary	14%	16%
Materials	10%	8%
Telecommunication Services	9%	6%
Consumer Staples	7%	6%
Health Care	6%	9%
Energy	5%	6%
Utilities	5%	3%
Information Technology	5%	7%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 76. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS International VIP

	Shares	Value ($)

Common Stocks 97.8%
Australia 3.1%
Leighton Holdings Ltd. (a)	205,400	10,950,261
QBE Insurance Group Ltd.	274,600	8,001,588
Rio Tinto Ltd.	29,500	3,444,125
(Cost $18,520,122)		22,395,974
Austria 1.8%
Erste Bank der oesterreichischen Sparkassen AG	102,749	7,302,872
Wienerberger AG	98,554	5,444,124
(Cost $12,232,946)		12,746,996
Belgium 3.2%
Fortis	213,734	5,554,351
InBev NV	126,600	10,444,257
KBC Groep NV	46,700	6,522,394
(Cost $19,728,345)		22,521,002
Brazil 0.7%
Redecard SA (GDR) 144A (Cost $4,526,841)	148,500	4,805,393
China 0.5%
China Merchants Bank Co., Ltd. "H" (Cost $3,834,267)	827,500	3,353,302
Colombia 0.8%
Bancolombia SA (ADR) (REG S) (Preferred) (Cost $5,639,432)	161,600	5,497,632
Cyprus 1.4%
Bank of Cyprus PCL (Cost $9,218,633)	540,816	9,924,968
Denmark 0.2%
Rockwool International A/S "B" (Cost $2,126,656)	6,800	1,567,533
Egypt 1.5%
Orascom Construction Industries (GDR) (REG S) (Cost $9,446,319)	52,450	10,984,023
Finland 2.6%
Nokia Oyj	165,300	6,364,785
Nokian Renkaat Oyj	356,810	12,429,508
(Cost $12,178,387)		18,794,293
France 3.9%
Axa	123,265	4,907,961
France Telecom SA	145,626	5,226,060
Societe Generale	29,012	4,146,248
Total SA	100,449	8,336,223
Vallourec SA	19,899	5,356,898
(Cost $23,543,125)		27,973,390
Germany 11.9%
Adidas AG	78,500	5,844,854
Bayer AG	129,492	11,806,372
Daimler AG (Registered)	55,100	5,337,114
E.ON AG	72,568	15,408,061
Fresenius Medical Care AG & Co.	131,382	7,027,688
GEA Group AG*	166,504	5,750,758
Gerresheimer AG*	117,699	6,538,832
	Shares	Value ($)

Hamburger Hafen- und Logistik AG*	20,700	1,846,131
Linde AG	58,100	7,652,107
Merck KGaA	32,903	4,226,694
Siemens AG (Registered)	87,418	13,723,691
(Cost $56,955,160)		85,162,302
Greece 2.7%
Hellenic Telecommunications Organization SA	266,820	9,806,011
National Bank of Greece SA	136,500	9,403,104
(Cost $9,931,835)		19,209,115
Hong Kong 3.8%
China Mobile Ltd.	279,500	4,843,570
Esprit Holdings Ltd.	995,000	14,736,882
Kingboard Chemical Holdings Ltd.	164,900	963,681
Noble Group Ltd.	1,277,000	2,128,935
Wharf Holdings Ltd.	912,000	4,707,166
(Cost $21,996,808)		27,380,234
India 2.5%
Bharti Airtel Ltd.*	476,201	11,892,211
Housing Development Finance Corp., Ltd.	28,333	2,032,920
Larsen & Toubro Ltd.	16,043	1,687,074
Suzlon Energy Ltd.	38,043	1,869,121
(Cost $15,729,067)		17,481,326
Indonesia 1.3%
PT Telekomunikasi Indonesia (ADR) (Cost $9,784,283)	212,400	8,922,924
Italy 1.9%
UniCredito Italiano SpA (Cost $12,516,419)	1,648,873	13,722,662
Japan 13.7%
Canon, Inc.	291,050	13,298,167
Japan Tobacco, Inc.	3,181	18,861,457
JFE Holdings, Inc.	145,000	7,306,643
Komatsu Ltd.	282,000	7,624,723
Makita Corp.	106,000	4,429,289
Mitsubishi Corp.	307,000	8,362,398
Mitsubishi UFJ Financial Group, Inc.	495,075	4,608,068
Mitsui Fudosan Co., Ltd.	187,000	4,041,432
Nintendo Co., Ltd.	12,600	7,650,061
Sumitomo Corp.	255,000	3,631,022
Sumitomo Heavy Industries Ltd.	529,000	4,860,378
Suzuki Motor Corp.	442,000	13,293,473
(Cost $87,972,725)		97,967,111
Kazakhstan 0.8%
KazMunaiGas Exploration Production (GDR) 144A (Cost $4,356,130)	187,900	5,824,900
Korea 0.8%
Kookmin Bank (Cost $5,645,238)	79,200	5,821,272
Mexico 1.6%
America Movil SAB de CV "L" (ADR)	64,500	3,959,655
	Shares	Value ($)

Grupo Financiero Banorte SAB de CV "O"	1,793,100	7,409,436
(Cost $10,793,650)		11,369,091
Norway 1.6%
StatoilHydro ASA (Cost $10,069,591)	367,900	11,375,174
Russia 3.7%
Gazprom (ADR) (b)	61,900	3,509,730
Gazprom (ADR) (b)	170,700	9,612,430
Novorossiysk Sea Trade Port (GDR) 144A*	87,900	1,758,000
Sberbank*	1,616,388	6,744,529
Uralkali (GDR) 144A*	135,800	5,058,550
(Cost $21,067,937)		26,683,239
Singapore 0.3%
Olam International Ltd. (Cost $1,874,843)	933,000	1,834,130
Spain 5.6%
Iberdrola Renovables*	1,489,800	12,306,618
Iberdrola SA	492,725	7,458,913
Industria de Diseno Textil SA	95,700	5,818,747
Telefonica SA	452,960	14,638,403
(Cost $34,049,473)		40,222,681
Switzerland 9.8%
ABB Ltd. (Registered)	249,058	7,180,826
Compagnie Financiere Richemont SA "A" (Unit)	185,482	12,654,397
Julius Baer Holding AG (Registered)	47,273	3,842,521
Lonza Group AG (Registered)	75,803	9,117,719
Nestle SA (Registered)	22,285	10,211,291
Novartis AG (Registered)	227,220	12,378,545
Roche Holding AG (Genusschein)	39,535	6,809,957
Xstrata PLC	115,738	8,149,849
(Cost $53,407,333)		70,345,105
United Arab Emirates 1.3%
DP World Ltd.*	1,832,869	2,181,114
	Shares	Value ($)

Emaar Properties	1,702,687	6,907,923
(Cost $8,078,095)		9,089,037
United Kingdom 14.8%
3i Group PLC	579,350	11,514,036
AMEC PLC	1,451,207	24,072,086
Anglo American PLC	164,992	9,999,157
BAE Systems PLC	396,834	3,886,452
Croda International PLC	475,322	5,455,081
Greene King PLC	304,237	4,807,565
Intertek Group PLC	294,263	5,769,299
Prudential PLC	604,462	8,496,544
Serco Group PLC	595,748	5,445,762
Standard Chartered PLC	241,485	8,769,947
Tesco PLC	636,237	6,007,791
Vodafone Group PLC	1,295,674	4,828,994
Whitbread PLC	232,104	6,432,838
(Cost $87,919,414)		105,485,552
Total Common Stocks (Cost $573,143,074)		698,460,361

Preferred Stocks 1.8%
Germany
Porsche AG (Cost $8,396,954)	6,529	13,157,214

Rights 0.0%
Hong Kong
Wharf Holdings Ltd., expiration date 1/8/2008* (Cost $0)	114,000	156,436

Securities Lending Collateral 1.2%
Daily Assets Fund Institutional, 5.03%(c) (d) (Cost $8,184,100)	8,184,100	8,184,100
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $589,724,128)+	100.8	719,958,111
Other Assets and Liabilities, Net	(0.8)	(5,786,660)
Net Assets	100.0	714,171,451
* Non-income producing security.
+ The cost for federal income tax purposes was $592,700,703. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $127,257,408. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $147,675,305 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $20,417,897.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $7,729,950 which is 1.1% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio" is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $581,540,028), including $7,729,950 of securities loaned	$ 711,774,011
Investment in Daily Assets Fund Institutional (cost $8,184,100)*	8,184,100
Total investments, at value (cost $589,724,128)	719,958,111
Cash	4,424,760
Foreign currency, at value (cost $3,898,528)	3,908,308
Receivable for investments sold	1,248,419
Dividends receivable	659,833
Interest receivable	48,437
Receivable for Portfolio shares sold	345,070
Foreign taxes recoverable	208,840
Due from Advisor	10,736
Other assets	17,322
Total assets	730,829,836
Liabilities
Payable for investments purchased	5,239,468
Note payable	1,375,000
Payable for Portfolio shares redeemed	997,607
Payable upon return of securities loaned	8,184,100
Deferred foreign taxes payable	152,816
Accrued management fee	447,777
Accrued distribution and service fee (Class B)	2,294
Other accrued expenses and payables	259,323
Total liabilities	16,658,385
Net assets, at value	$ 714,171,451
Net Assets Consist of
Undistributed net investment income	7,187,701
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $152,816)	130,081,167
Foreign currency	23,434
Accumulated net realized gain (loss)	92,815,850
Paid-in capital	484,063,299
Net assets, at value	$ 714,171,451
Class A Net Asset Value, offering and redemption price per share ($701,902,668 ÷ 46,761,118 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 15.01
Class B Net Asset Value, offering and redemption price per share ($12,268,783 ÷ 818,856 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 14.98
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income:
Dividends (net of foreign taxes withheld of $1,363,096)	$ 17,266,769
Interest	106,904
Interest — Cash Management QP Trust	670,976
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	555,768
Total Income	18,600,417
Expenses: Management fee	5,588,748
Administration fee	756,054
Custodian fee	505,569
Distribution service fee (Class B)	64,471
Services to shareholders	2,759
Record keeping fee (Class B)	37,816
Professional fees	76,014
Trustees' fees and expenses	24,604
Reports to shareholders	379,475
Interest expense	19,580
Other	52,448
Total expenses before expense reductions	7,507,538
Expense reductions	(5,056)
Total expenses after expense reductions	7,502,482
Net investment income (loss)	11,097,935
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $11,829)	163,580,567
Foreign currency (net of foreign tax credit of $108,020)	(133,332)
163,447,235
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $152,816)	(70,499,536)
Foreign currency	9,243
(70,490,293)
Net gain (loss)	92,956,942
Net increase (decrease) in net assets resulting from operations	$ 104,054,877

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ 11,097,935	$ 15,259,751
Net realized gain (loss)	163,447,235	105,689,498
Change in net unrealized appreciation (depreciation)	(70,490,293)	32,558,104
Net increase (decrease) in net assets resulting from operations	104,054,877	153,507,353
Distributions to shareholders from: Net investment income: Class A	(17,645,331)	(11,465,310)
Class B	(1,050,909)	(663,494)
Total distributions	(18,696,240)	(12,128,804)
Portfolio share transactions: Class A Proceeds from shares sold	64,649,737	71,568,481
Net assets acquired in tax-free reorganization	—	14,831,229
Reinvestment of distributions	17,645,331	11,465,310
Cost of shares redeemed	(163,705,768)	(85,718,829)
Net increase (decrease) in net assets from Class A share transactions	(81,410,700)	12,146,191
Class B Proceeds from shares sold	1,213,337	10,863,495
Net assets acquired in tax-free reorganization	—	6,770,201
Reinvestment of distributions	1,050,909	663,494
Cost of shares redeemed	(45,235,722)	(16,697,624)
Net increase (decrease) in net assets from Class B share transactions	(42,971,476)	1,599,566
Increase (decrease) in net assets	(39,023,539)	155,124,306
Net assets at beginning of period	753,194,990	598,070,684
Net assets at end of period (including undistributed net investment income of $7,187,701 and $10,256,171, respectively)	$ 714,171,451	$ 753,194,990
Other Information
Class A Shares outstanding at beginning of period	52,299,023	51,410,562
Shares sold	4,471,485	5,986,549
Shares issued in tax-free reorganization	—	1,133,856
Shares issued to shareholders in reinvestment of dividends	1,243,505	924,622
Shares redeemed	(11,252,895)	(7,156,566)
Net increase (decrease) in Class A shares	(5,537,905)	888,461
Shares outstanding at end of period	46,761,118	52,299,023
Class B Shares outstanding at beginning of period	3,829,429	3,739,529
Shares sold	84,891	862,789
Shares issued in tax-free reorganization	—	519,174
Shares issued to shareholders in reinvestment of dividends	74,060	53,508
Shares redeemed	(3,169,524)	(1,345,571)
Net increase (decrease) in Class B shares	(3,010,573)	89,900
Shares outstanding at end of period	818,856	3,829,429

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 13.42	$ 10.85	$ 9.50	$ 8.26	$ 6.52
Income (loss) from investment operations: Net investment income (loss)[a]	.21[c]	.28[b]	.15	.09	.09
Net realized and unrealized gain (loss)	1.73	2.51	1.36	1.26	1.70
Total from investment operations	1.94	2.79	1.51	1.35	1.79
Less distributions from: Net investment income	(.35)	(.22)	(.16)	(.11)	(.05)
Net asset value, end of period	$ 15.01	$ 13.42	$ 10.85	$ 9.50	$ 8.26
Total Return (%)	14.59	25.91	16.17	16.53	27.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	702	702	558	533	485
Ratio of expenses (%)	.98	.98	1.02	1.04	1.05
Ratio of net investment income (loss) (%)	1.48[c]	2.32[b]	1.59	1.05	1.32
Portfolio turnover rate (%)	108	105	59	73	119
[a] Based on average shares outstanding during the period.
[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.11 per share and 0.92% of average daily net assets, respectively.
[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.33% of average daily net assets, respectively.

Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 13.38	$ 10.82	$ 9.48	$ 8.24	$ 6.50
Income (loss) from investment operations: Net investment income (loss)[a]	.16[d]	.24[c]	.12	.06	.07
Net realized and unrealized gain (loss)	1.73	2.50	1.35	1.27	1.71
Total from investment operations	1.89	2.74	1.47	1.33	1.78
Less distributions from: Net investment income	(.29)	(.18)	(.13)	(.09)	(.04)
Net asset value, end of period	$ 14.98	$ 13.38	$ 10.82	$ 9.48	$ 8.24
Total Return (%)	14.25[b]	25.44[b]	15.71[b]	16.24[b]	27.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	51	40	35	24
Ratio of expenses before expense reductions (%)	1.41	1.37	1.41	1.38	1.32
Ratio of expenses after expense reductions (%)	1.39	1.36	1.37	1.35	1.32
Ratio of net investment income (loss) (%)	1.07[d]	1.94[c]	1.24	.74	1.05
Portfolio turnover rate (%)	108	105	59	73	119
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.11 per share and 0.92% of average daily net assets, respectively.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.33% of average daily net assets, respectively.

Performance Summary December 31, 2007

DWS Health Care VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 0.89% and 1.28% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

Risk Considerations

This Portfolio is subject to stock market risk. The Portfolio may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Health Care VIP — Class A [] S&P 500® Index [] S&P® GSSI Health Care Sector Index

The Standard & Poor's® 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P® GSSI Health Care Sector Index is an unmanaged, market capitalization-weighted index of 133 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Health Care VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,320	$13,040	$19,106	$15,648
	Average annual total return	13.20%	9.25%	13.82%	6.93%
S&P 500 Index	Growth of $10,000	$10,549	$12,816	$18,286	$13,213
	Average annual total return	5.49%	8.62%	12.83%	4.27%
S&P GSSI Health Care Sector Index	Growth of $10,000	$10,826	$12,797	$16,756	$13,551
	Average annual total return	8.26%	8.57%	10.87%	4.66%
DWS Health Care VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$11,288	$12,902	$18,762	$18,994
	Average annual total return	12.88%	8.86%	13.41%	12.37%
S&P 500 Index	Growth of $10,000	$10,549	$12,816	$18,286	$16,403
	Average annual total return	5.49%	8.62%	12.83%	9.42%
S&P GSSI Health Care Sector Index	Growth of $10,000	$10,826	$12,797	$16,756	$16,224
	Average annual total return	8.26%	8.57%	10.87%	9.18%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns began on April 30, 2001.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Health Care VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,056.10	$ 1,053.40
Expenses Paid per $1,000*	$ 4.72	$ 6.68
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1.020.62	$ 1,018.70
Expenses Paid per $1,000*	$ 4.63	$ 6.56
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Health Care VIP	.91%	1.29%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2007

DWS Health Care VIP

During a time of uncertainty about the near-term strength of the US economy and increased investor focus on defensive sectors such as health care, DWS Health Care VIP posted a 13.20% return for its most recent fiscal year ended December 31, 2007 (Class A shares, unadjusted for contract charges). In comparison, Portfolio's benchmarks, the S&P 500® Index returned 5.49% and the S&P® GSSI Health Care Sector Index, returned 8.26%.

For the period, several stocks made significant contributions to performance. BioMarin Pharmaceutical, Inc. posted strong gains, as the company submitted its application to the Food and Drug Administration for marketing authorization of its drug Kuvan for the treatment of phenylketonuria, a rare genetic disorder caused by an enzyme deficiency. Covance, Inc., a contract research organization (i.e., a type of company that performs a wide range of research services, including conducting drug trials on a contract basis), performed well, driven by the continued outsourcing trend by pharmaceutical and biotechnology companies. The largest detractors from the fund's comparative performance over the period were underweight positions in Merck & Co., Inc. and Johnson & Johnson.1 Merck continued to exceed earnings expectations, driven primarily by new product launches and cost containment, and Johnson & Johnson benefited from investors' view of it as a defensive stock given its diversified revenue base.

With the continuing strength of the US economy uncertain, we believe that investors are likely to continue focusing on defensive areas of the market such as health care stocks. However, we are mindful of the risk that news headlines surrounding the upcoming US presidential election may dampen enthusiasm for the sector, as reducing health care costs and increasing access for the uninsured are key priorities for voters and candidates. Longer term, we continue to believe that health care stocks are attractive, based on positive demographic trends and the emergence of new technologies.

Leefin Lai, CFA, CPA
Managing Director and Portfolio Manager

Thomas E. Bucher, CFA
Managing Director and Consultant to the Portfolio

Risk Considerations

This Portfolio is subject to stock market risk. The Portfolio will focus its investments in the industries of the health care sector, thereby increasing its vulnerability to that sector or regulatory development within such sector. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

The Standard & Poor's 500® (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P® GSSI Health Care Sector Index is an unmanaged, market-capitalization-weighted index of 133 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Health Care VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Industry Diversification (As a % of Common Stocks)	12/31/07	12/31/06

Pharmaceuticals	31%	35%
Health Care Services	22%	24%
Medical Supply & Specialty	21%	19%
Biotechnology	21%	18%
Life Sciences Equipment	5%	3%
Hospital Management	—	1%
	100%	100%

Asset allocation and industry diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 87. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on the or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2007

DWS Health Care VIP

	Shares	Value ($)

Common Stocks 98.4%
Health Care 98.4%
Biotechnology 20.6%
Alexion Pharmaceuticals, Inc.* (a)	14,300	1,072,929
Amgen, Inc.*	28,350	1,316,574
Amylin Pharmaceuticals, Inc.*	5,200	192,400
Applera Corp. — Celera Group*	76,100	1,207,707
Biogen Idec, Inc.*	28,720	1,634,742
BioMarin Pharmaceutical, Inc.* (a)	46,300	1,639,020
Celgene Corp.*	34,200	1,580,382
Cepheid, Inc.* (a)	35,600	938,060
Gen-Probe, Inc.*	9,400	591,542
Genentech, Inc.*	24,800	1,663,336
Genmab A/S* (a)	8,500	508,783
Genzyme Corp.*	28,400	2,114,096
Gilead Sciences, Inc.*	59,200	2,723,792
Keryx Biopharmaceuticals, Inc.* (a)	27,600	231,840
Medarex, Inc.*	21,400	222,988
Millennium Pharmaceuticals, Inc.*	38,700	579,726
Myriad Genetics, Inc.*	9,900	459,558
Onyx Pharmaceuticals, Inc.*	9,500	528,390
PDL BioPharma, Inc.*	40,500	709,560
Regeneron Pharmaceuticals, Inc.*	30,000	724,500
United Therapeutics Corp.*	5,000	488,250
Vertex Pharmaceuticals, Inc.*	13,600	315,928
		21,444,103
Health Care Services 21.4%
Aetna, Inc.	29,000	1,674,170
Allscripts Healthcare Solutions, Inc.*	39,100	759,322
Covance, Inc.*	14,100	1,221,342
CVS Caremark Corp.	48,831	1,941,032
Express Scripts, Inc.*	23,200	1,693,600
Fresenius Medical Care AG & Co.	29,197	1,561,762
Henry Schein, Inc.*	22,600	1,387,640
Laboratory Corp. of America Holdings*	21,700	1,639,001
McKesson Corp.	30,800	2,017,708
Medco Health Solutions, Inc.*	15,684	1,590,358
Quality Systems, Inc. (a)	31,100	948,239
Quest Diagnostics, Inc.	28,300	1,497,070
TriZetto Group, Inc.*	29,100	505,467
UnitedHealth Group, Inc.	33,200	1,932,240
WellPoint, Inc.*	20,700	1,816,011
		22,184,962
Life Sciences Equipment 5.5%
Applera Corp. — Applied Biosystems Group	15,800	535,936
Charles River Laboratories International, Inc.*	8,200	539,560
Pharmaceutical Product Development, Inc.	32,200	1,299,914
Thermo Fisher Scientific, Inc.*	58,200	3,356,976
		5,732,386
	Shares	Value ($)

Medical Supply & Specialty 20.7%
Alcon, Inc.	11,000	1,573,440
ArthroCare Corp.* (a)	18,800	903,340
Baxter International, Inc.	48,800	2,832,840
Beckman Coulter, Inc.	8,100	589,680
Becton, Dickinson & Co.	24,500	2,047,710
C.R. Bard, Inc.	28,700	2,720,760
Covidien Ltd.	13,200	584,628
Hologic, Inc.*	31,400	2,155,296
Medtronic, Inc.	56,500	2,840,255
Mentor Corp. (a)	10,800	422,280
NuVasive, Inc.*	24,500	968,240
Respironics, Inc.*	10,500	687,540
SonoSite, Inc.* (a)	14,300	481,481
Stryker Corp.	25,700	1,920,304
Zimmer Holdings, Inc.*	12,100	800,415
		21,528,209
Pharmaceuticals 30.2%
Abbott Laboratories	45,000	2,526,750
Allergan, Inc.	23,300	1,496,792
Astellas Pharma, Inc.	25,200	1,099,404
Barr Pharmaceuticals, Inc.*	11,600	615,960
Bristol-Myers Squibb Co.	61,300	1,625,676
Cardiome Pharma Corp.* (a)	28,600	255,112
Eli Lilly & Co.	37,300	1,991,447
Forest Laboratories, Inc.*	11,800	430,110
Johnson & Johnson	36,500	2,434,550
Merck & Co., Inc.	45,000	2,614,950
Merck KGaA	11,162	1,433,862
Mylan, Inc. (a)	85,500	1,202,130
Novartis AG (Registered)	20,296	1,105,690
Pfizer, Inc.	78,240	1,778,395
Pharmion Corp.*	8,200	515,452
Roche Holding AG (Genusschein)	16,479	2,838,530
Sanofi-Aventis	14,044	1,283,628
Schering-Plough Corp.	68,400	1,822,176
Shire PLC (ADR)	20,300	1,399,685
Stada Arzneimittel AG	16,297	994,696
Wyeth	42,000	1,855,980
		31,320,975
Total Common Stocks (Cost $71,348,072)		102,210,635

Securities Lending Collateral 5.4%
Daily Assets Fund Institutional, 5.03% (b) (c) (Cost $5,664,522)	5,664,522	5,664,522

Cash Equivalents 0.8%
Cash Management QP Trust, 4.67% (b) (Cost $809,218)	809,218	809,218
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $ 77,821,812)+	104.6	108,684,375
Other Assets and Liabilities, Net	(4.6)	(4,787,440)
Net Assets	100.0	103,896,935
* Non-income producing security.
+ The cost for federal income tax purposes was $78,245,415. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $30,438,960. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $32,581,484 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,142,524.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $5,449,612 which is 5.2% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $71,348,072), including $5,449,612 of securities loaned	$ 102,210,635
Investment in Daily Assets Fund Institutional (cost $5,664,522)*	5,664,522
Investment in Cash Management QP Trust (cost $809,218)	809,218
Total investments, at value (cost $77,821,812)	108,684,375
Cash	4,756
Foreign currency, at value (cost $1,001,484)	1,019,553
Dividends receivable	56,336
Interest receivable	6,983
Receivable for Portfolio shares sold	1,441
Foreign taxes recoverable	1,190
Due from Advisor	40,305
Other assets	2,804
Total assets	109,817,743
Liabilities
Payable for Portfolio shares redeemed	103,594
Payable upon return of securities loaned	5,664,522
Accrued management fee	59,328
Accrued distribution service fee (Class B)	1,182
Other accrued expenses and payables	92,182
Total liabilities	5,920,808
Net assets, at value	$ 103,896,935
Net Assets Consist of
Undistributed net investment income	254,916
Net unrealized appreciation (depreciation) on: Investments	30,862,563
Foreign currency	18,188
Accumulated net realized gain (loss)	14,857,233
Paid-in capital	57,904,035
Net assets, at value	$ 103,896,935
Class A Net Asset Value, offering and redemption price per share ($98,470,674 ÷ 6,708,658 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 14.68
Class B Net Asset Value, offering and redemption price per share ($5,426,261 ÷ 376,902 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 14.40
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $41,856)	$ 1,130,490
Interest	2,155
Interest — Cash Management QP Trust	80,879
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	50,443
Total Income	1,263,967
Expenses: Management fee	745,355
Administration fee	112,083
Custodian fee	20,883
Distribution service fee (Class B)	27,047
Services to shareholders	777
Record keeping fee (Class B)	14,285
Professional fees	62,587
Trustees' fees and expenses	6,689
Reports to shareholders	79,139
Other	22,172
Total expenses before expense reductions	1,091,017
Expense reductions	(197)
Total expenses after expense reductions	1,090,820
Net investment income (loss)	173,147
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	15,369,597
Foreign currency	81,769
15,451,366
Change in net unrealized appreciation (depreciation) on: Investments	(1,119,422)
Foreign currency	(9,572)
(1,128,994)
Net gain (loss)	14,322,372
Net increase (decrease) in net assets resulting from operations	$ 14,495,519

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income (loss)	$ 173,147	$ (123,883)
Net realized gain (loss)	15,451,366	7,441,060
Change in net unrealized appreciation (depreciation)	(1,128,994)	(72,911)
Net increase (decrease) in net assets resulting from operations	14,495,519	7,244,266
Distributions to shareholders from: Net realized gains: Class A	(6,096,998)	(391,880)
Class B	(1,254,197)	(84,353)
Total distributions	(7,351,195)	(476,233)
Portfolio share transactions: Class A Proceeds from shares sold	9,495,145	7,469,837
Reinvestment of distributions	6,096,998	391,880
Cost of shares redeemed	(24,413,031)	(21,696,464)
Net increase (decrease) in net assets from Class A share transactions	(8,820,888)	(13,834,747)
Class B Proceeds from shares sold	827,879	2,569,906
Reinvestment of distributions	1,254,197	84,353
Cost of shares redeemed	(18,374,489)	(5,647,967)
Net increase (decrease) in net assets from Class B share transactions	(16,292,413)	(2,993,708)
Increase (decrease) in net assets	(17,968,977)	(10,060,422)
Net assets at beginning of period	121,865,912	131,926,334
Net assets at end of period (including undistributed net investment income of $254,916 and $0, respectively)	$ 103,896,935	$ 121,865,912
Other Information
Class A Shares outstanding at beginning of period	7,330,897	8,377,800
Shares sold	663,065	565,517
Shares issued to shareholders in reinvestment of distributions	431,188	30,640
Shares redeemed	(1,716,492)	(1,643,060)
Net increase (decrease) in Class A shares	(622,239)	(1,046,903)
Shares outstanding at end of period	6,708,658	7,330,897
Class B Shares outstanding at beginning of period	1,544,881	1,772,301
Shares sold	59,012	201,649
Shares issued to shareholders in reinvestment of distributions	90,295	6,684
Shares redeemed	(1,317,286)	(435,753)
Net increase (decrease) in Class B shares	(1,167,979)	(227,420)
Shares outstanding at end of period	376,902	1,544,881

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 13.77	$ 13.02	$ 12.00	$ 10.95	$ 8.19
Income (loss) from investment operations: Net investment income (loss)[a]	.03[c]	(.01)[b]	(.02)	(.03)	(.02)
Net realized and unrealized gain (loss)	1.75	.81	1.04	1.08	2.78
Total from investment operations	1.78	.80	1.02	1.05	2.76
Less distributions from: Net realized gains	(.87)	(.05)	—	—	—
Net asset value, end of period	$ 14.68	$ 13.77	$ 13.02	$ 12.00	$ 10.95
Total Return (%)	13.20	6.17[b]	8.50	9.59	33.70
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	98	101	109	109	101
Ratio of expenses (%)	.93	.89	.88	.88	.87
Ratio of net investment income (loss) (%)	.19[c]	(.03)[b]	(.18)	(.29)	(.24)
Portfolio turnover rate (%)	37	47	43	77	64
[a] Based on average shares outstanding during the period.
[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
[c] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.13% of average daily net assets, respectively.

Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 13.55	$ 12.87	$ 11.91	$ 10.91	$ 8.19
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)[c]	(.06)[b]	(.07)	(.08)	(.07)
Net realized and unrealized gain (loss)	1.75	.79	1.03	1.08	2.79
Total from investment operations	1.72	.73	.96	1.00	2.72
Less distributions from: Net realized gains	(.87)	(.05)	—	—	—
Net asset value, end of period	$ 14.40	$ 13.55	$ 12.87	$ 11.91	$ 10.91
Total Return (%)	12.88	5.77[b]	8.06	9.17	33.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	21	23	20	11
Ratio of expenses (%)	1.34	1.28	1.27	1.27	1.26
Ratio of net investment income (loss) (%)	(.22)[c]	(.42)[b]	(.57)	(.68)	(.63)
Portfolio turnover rate (%)	37	47	43	77	64
[a] Based on average shares outstanding during the period.
[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
[c] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.13% of average daily net assets, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of six diversified portfolios: DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"). The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Series offers two classes of shares (Class A shares and Class B shares) for each of the Portfolios. Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Series' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Series in the preparation of the financial statements for its Portfolios.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Series. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Series may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. Each Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised. Each Portfolio may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Portfolio writes a covered call option, the Portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Portfolio writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). Each Portfolio may enter into futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Portfolios are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolios may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Portfolio may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Portfolio will not be entitled to earn interest and receive principal payment on securities sold. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of the securities sold by the Portfolio may decline below the repurchase price of those securities.

When-Issued/Delayed Delivery Securities. Each Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. DWS Bond VIP may invest in Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Portfolio invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Portfolio invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Portfolio will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. Each Portfolio is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Series' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which each Portfolio invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2007, the following Portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforwards ($)	Expiration Date	Capital Loss Carryforwards Utilized ($)
DWS Bond VIP	1,266,000	12/31/2014	494,000
DWS Growth & Income VIP	4,777,000	12/31/2010	5,552,000
DWS Capital Growth VIP	277,224,000	12/31/2008 - 12/31/2012	104,561,000
DWS International VIP	—	—	65,177,000

In addition, from November 1, 2007 through December 31, 2007, DWS Bond VIP and DWS Growth & Income VIP incurred approximately $136,000 and $4,777,000, respectively, of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2008.

At December 31, 2007, DWS Growth & Income VIP had a net tax basis capital loss carryforward of approximately $4,777,000 inherited from its merger with SVS Focus Value+Growth Portfolio, which is included in the table above and may be applied against any realized net taxable gains of each succeeding year until fully utilized or December 31, 2010, the expiration date, whichever occurs first, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

At December 31, 2007, the DWS Capital Growth VIP had a net tax basis capital loss carryforward of approximately $277,224,000, of which a portion was inherited from its mergers with the SVS Eagle Focused Large Cap Growth Portfolio, Scudder Growth Portfolio, DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP, and which is included in the table above and may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the expiration dates, whichever occurs first, and which may be subject to certain limitations under Section 382-384 of the Internal Revenue Code. The DWS Captial Growth VIP utilized approximately $2,550,000 of the inherited amounts, which is included in the table above.

Each Portfolio has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that no provision for income tax is required in each Portfolio's financial statements. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Each Portfolio will declare and distribute dividends from their net investment income, if any, annually, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward foreign currency exchange contracts, passive foreign investment companies, post October loss deferrals and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2007, the Portfolios' components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Portfolio	Undistributed Ordinary Income ($)*	Undistributed Net Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Net Unrealized Gain (Loss) on Investments ($)
DWS Bond VIP	10,857,922	—	(1,266,000)	(2,275,293)
DWS Growth & Income VIP	15,690,875	26,213,858	(4,777,000)	8,572,144
DWS Capital Growth VIP	9,689,216	—	(277,224,000)	364,230,490
DWS Global Opportunities VIP	892,809	40,011,833	—	111,655,663
DWS International VIP	7,237,144	95,745,428	—	127,257,408
DWS Health Care VIP	2,976,747	12,559,005	—	30,438,960

In addition, the tax character of distributions paid to shareholders by the Portfolios is summarized as follows:

	Distributions from Ordinary Income ($)* Years Ended December 31,		Distributions from Long-Term Capital Gains ($) Years Ended December 31,
Portfolio	2007	2006	2007	2006
DWS Bond VIP	10,397,091	8,190,063	—	71,959
DWS Growth & Income VIP	3,685,275	2,951,248	4,265,414	—
DWS Capital Growth VIP	7,146,340	5,777,373	—	—
DWS Global Opportunities VIP	5,220,901	3,411,928	25,733,820	—
DWS International VIP	18,696,240	12,128,804	—	—
DWS Health Care VIP	—	—	7,351,195	476,233
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific Portfolio are allocated to that Portfolio. Other Series expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios in the Series.

Contingencies. In the normal course of business, each Portfolio may enter into contracts with service providers that contain general indemnification clauses. Each Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Portfolio that have not yet been made. However, based on experience, each Portfolio expects the risk of loss to be remote.

Other. For each Portfolio, investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Sales ($)
DWS Bond VIP excluding US Treasury Obligations and mortgage dollar roll transactions	155,502,945	147,170,446
US Treasury Obligations	244,106,190	234,503,948
mortgage dollar roll transactions	20,260,352	21,131,683
DWS Growth & Income VIP	863,989,169	993,674,920
DWS Capital Growth VIP	341,944,646	627,866,923
DWS Global Opportunities VIP	66,200,157	141,601,384
DWS International VIP	799,440,709	907,661,366
DWS Health Care VIP	39,796,671	71,421,766

C. Related Parties

Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Portfolios in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolios or, for DWS Bond VIP, delegates such responsibility to the Portfolio's subadvisor.

Under the Investment Management Agreement with the Advisor, the Portfolios pay a monthly management fee, based on the average daily net assets of each Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Portfolio	Annual Management Fee Rate
DWS Bond VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Growth & Income VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Capital Growth VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Global Opportunities VIP first $500 million of average daily net assets	.890%
next $500 million of average daily net assets	.875%
next $1 billion of average daily net assets	.860%
over $2 billion of average daily net assets	.845%
DWS International VIP first $500 million of average daily net assets	.790%
over $500 million of average daily net assets	.640%
DWS Health Care VIP first $250 million of average daily net assets	.665%
next $750 million of average daily net assets	.640%
next $1.5 billion of average daily net assets	.615%
next $2.5 billion of average daily net assets	.595%
next $2.5 billion of average daily net assets	.565%
next $2.5 billion of average daily net assets	.555%
next $2.5 billion of average daily net assets	.545%
over $12.5 billion of average daily net assets	.535%

DWS Bond VIP's subadvisor and sub-subadvisor are Aberdeen Asset Management, Inc ('AAMI') and Aberdeen Asset Management Investment Services Limited ('AAMISL'), respectively. AAMI is responsible for the day to day operation of the high-yield and core bond, active fixed-income and high-yield portions of DWS Bond VIP. AAMISL is responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for DWS Bond VIP.

The Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class for the period from January 1, 2007 through September 30, 2007 (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering costs) as follows:

Portfolio	Annual Rate
DWS Bond VIP Class A	.60%
DWS Bond VIP Class B	1.00%
DWS Global Opportunities VIP Class B	1.52%

In addition, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class for the period from October 1, 2007 through April 30, 2008 (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) as follows:

Portfolio	Annual Rate
DWS Bond VIP Class B	1.03%

In addition, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class for the period from October 1, 2007 through September 30, 2008 (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering costs) as follows:

Portfolio	Annual Rate
DWS Bond VIP Class A	.63%
DWS Global Opportunities VIP Class A	.99%
DWS Global Opportunities VIP Class B	1.39%

In addition, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class for the period from January 1, 2007 through April 30, 2010 (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest and organizational and offering costs) as follows:

Portfolio	Annual Rate
DWS Growth & Income VIP Class A	.54%
DWS Growth & Income VIP Class B	.87%

In addition, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class for the period from January 1, 2007 through April 30, 2010 (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) as follows:

Portfolio	Annual Rate
DWS Capital Growth VIP Class A	.49%
DWS International VIP Class A	.96%

In addition, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class for the period from January 1, 2007 through May 6, 2007 (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering costs) as follows:

Portfolio	Annual Rate
DWS Capital Growth VIP Class B	.86%
DWS International VIP Class B	1.34%

Effective May 7, 2007 through April 30, 2010, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) as follows:

Portfolio	Annual Rate
DWS Capital Growth VIP Class B	.82%
DWS International VIP Class B	1.29%

In addition, for the period from January 1, 2007 through April 27, 2010, the Advisor has contractually agreed to waive 0.01% of the management fee for DWS Growth & Income VIP.

Accordingly, for the year ended December 31, 2007, the Portfolios waived a portion of their management fees as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Annual Effective Rate
DWS Bond VIP	873,517	—	.39%
DWS Growth & Income VIP	1,103,548	28,536.38%
DWS Capital Growth VIP	4,224,782	118,582.36%
DWS Global Opportunities VIP	3,148,776	85,694.87%
DWS International VIP	5,588,748	—	.74%
DWS Health Care VIP	745,355	—	.665%

In addition, for the year ended December 31, 2007, the Advisor waived record keeping expenses of Class B shares of each Portfolio as follows:

Portfolio	Waived
DWS Growth & Income VIP	6,720
DWS Capital Growth VIP	11,147
DWS International VIP	4,736

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Series. For all services provided under the Administrative Services Agreement, each Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.10% of each Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2007, the Advisor received an Administration Fee as follows:

Portfolio	Total Aggregated ($)	Unpaid at December 31, 2007 ($)
DWS Bond VIP	223,979	19,462
DWS Growth & Income VIP	285,358	19,479
DWS Capital Growth VIP	1,150,671	92,808
DWS Global Opportunities VIP	353,795	27,347
DWS International VIP	756,054	62,378
DWS Health Care VIP	112,083	8,980

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Series. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from each Portfolio. For the year ended December 31, 2007, the amounts charged to the Portfolios by DWS-SISC were as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2007 ($)
DWS Bond VIP Class A	816	—	129
DWS Bond VIP Class B	82	—	23
DWS Growth & Income VIP Class A	732	—	121
DWS Growth & Income VIP Class B	208	208	—
DWS Capital Growth VIP Class A	764	764	—
DWS Capital Growth VIP Class B	187	187	—
DWS Global Opportunities VIP Class A	667	667	—
DWS Global Opportunities VIP Class B	234	—	59
DWS International VIP Class A	1,173	—	276
DWS International VIP Class B	320	320	—
DWS Health Care VIP Class A	308	—	66
DWS Health Care VIP Class B	195	—	43

DWS Scudder Distributors, Inc. ("DWS-SDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DWS-SDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DWS-SDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. These fees are detailed in each Portfolio's Statement of Operations.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Portfolios. For the year ended December 31, 2007, the amount charged to the Portfolios by DIMA included in the Statement of Operations under "reports to shareholders" was as follows:

Portfolio	Total Aggregated ($)	Unpaid at December 31, 2007 ($)
DWS Bond VIP	11,864	6,436
DWS Growth & Income VIP	7,734	2,490
DWS Capital Growth VIP	8,064	3,694
DWS Global Opportunities VIP	7,024	1,971
DWS International VIP	7,496	2,489
DWS Health Care VIP	9,442	3,602

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Portfolio in the Series for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Portfolios described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Series may invest in the Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

The DWS Bond VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP may invest in emerging markets. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

E. Fee Reductions

DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as follows:

Portfolio	Custody Credits ($)
DWS Bond VIP	238
DWS Growth & Income VIP	33
DWS Capital Growth VIP	727
DWS Health Care VIP	197

F. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the Portfolios was as follows:

DWS Bond VIP: One participating insurance company was an owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 64%. One participating insurance company was an owner of record owning 100% of the total outstanding Class B shares of the Portfolio.

DWS Growth & Income VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 31%, 31% and 13%. Two participating insurance companies were owners of record, each owning 76% and 22% of the total outstanding Class B shares of the Portfolio.

DWS Capital Growth VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 37%, 28% and 12%. One participating insurance company was an owner of record, owning 96% of the total outstanding Class B shares of the Portfolio.

DWS Global Opportunities VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 59%, 17% and 10%. Two participating insurance companies were owners of record, each owning 61% and 37% of the total outstanding Class B shares of the Portfolio.

DWS International VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 33% and 20%. One participating insurance company was an owner of record, owning 93% of the total outstanding Class B shares of the Portfolio.

DWS Health Care VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 75% and 19%. One participating insurance company was an owner of record, owning 100% of the total outstanding Class B shares of the Portfolio.

G. Line of Credit

The Series and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

At December 31, 2007, DWS International VIP had a $1,375,000 outstanding loan. Interest expense incurred on the borrowing was $19,580 for the year ended December 31, 2007. The average dollar amount of the borrowings was $1,558,824, the weighted average interest rate on these borrowings was 5.32% and the Portfolio had a loan outstanding for fifty-one days throughout the period.

H. Acquisition of Assets

On December 8, 2006, the DWS Growth & Income VIP acquired all of the net assets of DWS Large Cap Core VIP (formerly DWS Mercury Large Cap Core VIP) pursuant to a plan of reorganization approved by shareholders on October 31, 2006. The acquisition was accomplished by a tax-free exchange of 508,928 Class B shares of the DWS Large Cap Core VIP, for 509,730 Class B shares of DWS Growth & Income VIP outstanding on December 8, 2006. DWS Large Cap Core VIP's net assets at that date of $5,500,068, including $177,549 of net unrealized appreciation, were combined with those of the DWS Growth & Income VIP. The aggregate net assets of the DWS Growth & Income VIP immediately before the acquisition were $325,496,689. The combined net assets of the DWS Growth & Income VIP immediately following the acquisition were $330,996,757.

On December 8, 2006, the DWS Capital Growth VIP acquired all of the net assets of DWS All Cap Growth VIP (formerly DWS Legg Mason Aggressive Growth VIP), DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP, pursuant to a plan of reorganization approved by shareholders on October 31, 2006. The acquisition was accomplished by a tax-free exchange of 5,327,555 Class A shares and 1,045,108 Class B shares of the DWS All Cap Growth VIP, 6,755,871 Class A shares and 2,803,513 Class B shares of the DWS Oak Strategic Equity VIP and 14,026,288 Class A shares and 1,103,968 Class B shares of the DWS Janus Growth Opportunities VIP, respectively, for 2,512,311 Class A shares and 485,020 Class B shares, 2,559,770 Class A shares and 1,051,664 Class B shares and 6,451,019 Class A shares and 503,788 of Class B shares of the DWS Capital Growth VIP, respectively, outstanding on December 8, 2006. DWS All Cap Growth VIP, DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP's net assets at that date of $54,782,162, $65,971,466 and $127,170,308, respectively, including $1,437,117, $1,710,783 and $12,337,292, respectively, of net unrealized appreciation, were combined with those of the DWS Capital Growth VIP. The aggregate net assets of the DWS Capital Growth VIP immediately before the acquisition were $1,004,374,949. The combined net assets of the DWS Capital Growth VIP immediately following the acquisition were $1,252,298,885.

On December 8, 2006, the DWS International VIP acquired all of the net assets of DWS Templeton Foreign Value VIP pursuant to a plan of reorganization approved by shareholders on October 31, 2006. The acquisition was accomplished by a tax-free exchange of 1,450,307 Class A shares and 662,235 Class B shares of the DWS Templeton Foreign Value VIP, respectively, for 1,133,856 Class A shares and 519,174 Class B shares of DWS International VIP, respectively, outstanding on December 8, 2006. DWS Templeton Foreign Value VIP's net assets at that date of $21,601,430, including $761,119 of net unrealized appreciation, were combined with those of the DWS International VIP. The aggregate net assets of the DWS International VIP immediately before the acquisition were $717,923,854. The combined net assets of the DWS International VIP immediately following the acquisition were $739,525,284.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of DWS Variable Series I:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the six Portfolios (identified in Note A) of DWS Variable Series I (the "Series") at December 31, 2007 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
February 20, 2008

Tax Information (Unaudited)

DWS Global Opportunities VIP, DWS Growth & Income VIP and DWS Health Care VIP paid distributions of $1.30, $0.15 and $0.87 per share, respectively, from net long-term capital gains during its year ended December 31, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, DWS Growth & Income VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP designate approximately $28,845,000, $44,063,500, $105,320,000 and $13,836,000, respectively, as capital gain dividends for its year ended December 31, 2007, of which 100% represents 15% rate gains.

For corporate shareholders of DWS Growth & Income VIP and DWS Capital Growth VIP, 100% of their respective income dividends paid during the Portfolios' fiscal year ended December 31, 2007 qualified for the dividends received deduction.

DWS Global Opportunities VIP and DWS International VIP paid foreign taxes of $199,295 and $1,208,335, respectively, and earned $992,552 and $8,523,124, respectively, of foreign source income during the year ended December 31, 2007. Pursuant to Section 853 of the Internal Revenue Code, DWS Global Opportunities VIP and DWS International VIP designate $0.01 and $0.03 per share, respectively, as foreign taxes paid and $0.06 and $0.18 per share, respectively, as income earned from foreign sources for the year ended December 31, 2007.

For federal income tax purposes, DWS Capital Growth VIP and DWS International VIP designate $415,000 and $20,494,000, respectively, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Proxy Voting

A description of the Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Investment Management Agreement Approval

DWS Bond VIP

The Portfolio's Trustees approved the continuation of the Portfolio's current investment management agreement with DIMA, sub-advisory agreement between DIMA and Aberdeen Asset Management, Inc. ("AAMI") and the sub-sub-advisory agreement between AAMI and Aberdeen Asset Management Investment Services Limited ("Aberdeen IS") in September 2007.

In terms of the process that the Trustees followed prior to approving the agreements, shareholders should know that:

At the present time, all but one of your Portfolio's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Portfolio's investment management agreement, the Trustees also review the terms of the Portfolio's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Portfolio's arrangements, that committee recommended that the Board vote to approve the continuation of the Portfolio's investment management agreement and sub-advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Portfolio's independent fee consultant, in the course of their 2007 review of the Portfolio's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The sub-advisory fees paid to AAMI and Aberdeen IS are paid by DIMA out of its fee and not directly by the Portfolio.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of DIMA's, AAMI's and Aberdeen IS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Portfolio's current investment management agreement and sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Portfolio shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any.) With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Portfolio were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio's investment management fee schedule includes fee breakpoints. The Board concluded that the Portfolio's fee schedule represents an appropriate sharing between Portfolio shareholders and DIMA of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expenses of the Portfolio. In this regard, the Board noted that the total (net) operating expenses of the Portfolio (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Portfolio's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Portfolio's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Portfolio's performance (Class A shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Portfolio has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA, AAMI and Aberdeen IS. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DIMA, AAMI and Aberdeen IS have benefited and should continue to benefit the Portfolio and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Portfolio (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Portfolio. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA, AAMI and Aberdeen IS regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio. The Board considered that a portion of the Portfolio's brokerage may be allocated to affiliates of DIMA, AAMI or Aberdeen IS, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Portfolio's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Portfolio's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Portfolio and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Portfolio shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Portfolio's current investment management agreement and the sub-advisory agreements, and concluded that the continuation of such agreements was in the best interests of the Portfolio's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

DWS Growth & Income VIP

The Portfolio's Trustees approved the continuation of the Portfolio's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Portfolio's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Portfolio's investment management agreement, the Trustees also review the terms of the Portfolio's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Portfolio's arrangements, that committee recommended that the Board vote to approve the continuation of the Portfolio's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Portfolio's independent fee consultant, in the course of their 2007 review of the Portfolio's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Portfolio's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Portfolio shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Portfolio were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio's investment management fee schedule includes fee breakpoints. The Board concluded that the Portfolio's fee schedule represents an appropriate sharing between Portfolio shareholders and DIMA of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expenses of the Portfolio. In this regard, the Board noted that the total (net) operating expenses of the Portfolio (Class A shares) are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Portfolio's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Portfolio's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Portfolio's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Portfolio has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Portfolio and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Portfolio (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Portfolio. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio. The Board considered that a portion of the Portfolio's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Portfolio's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Portfolio's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Portfolio and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Portfolio shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Portfolio's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Portfolio's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

DWS Capital Growth VIP

The Portfolio's Trustees approved the continuation of the Portfolio's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Portfolio's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Portfolio's investment management agreement, the Trustees also review the terms of the Portfolio's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Portfolio's arrangements, that committee recommended that the Board vote to approve the continuation of the Portfolio's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Portfolio's independent fee consultant, in the course of their 2007 review of the Portfolio's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Portfolio's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Portfolio shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Portfolio were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio's investment management fee schedule includes fee breakpoints. The Board concluded that the Portfolio's fee schedule represents an appropriate sharing between Portfolio shareholders and DIMA of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expenses of the Portfolio. In this regard, the Board noted that the total (net) operating expenses of the Portfolio (Class A shares) are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Portfolio's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Portfolio's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for each of the one-, three- and five-year periods ended December 31, 2006, the Portfolio's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe. The Board also observed that the Portfolio has underperformed its benchmark in the each of the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Portfolio and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Portfolio (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Portfolio. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio. The Board considered that a portion of the Portfolio's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Portfolio's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Portfolio's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Portfolio and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Portfolio shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Portfolio's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Portfolio's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

DWS Global Opportunities VIP

The Portfolio's Trustees approved the continuation of the Portfolio's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Portfolio's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Portfolio's investment management agreement, the Trustees also review the terms of the Portfolio's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Portfolio's arrangements, that committee recommended that the Board vote to approve the continuation of the Portfolio's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Portfolio's independent fee consultant, in the course of their 2007 review of the Portfolio's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Portfolio's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Portfolio shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Portfolio were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio's investment management fee schedule includes fee breakpoints. The Board concluded that the Portfolio's fee schedule represents an appropriate sharing between Portfolio shareholders and DIMA of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expenses of the Portfolio. In this regard, the Board noted that the total (net) operating expenses of the Portfolio (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Portfolio's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Portfolio's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for each of the one-, three- and five-year periods ended December 31, 2006, the Portfolio's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe. The Board also observed that the Portfolio has outperformed its benchmark in the three-year period ended December 31, 2006 and has underperformed its benchmark in the one- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Portfolio and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Portfolio (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Portfolio. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio. The Board considered that a portion of the Portfolio's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Portfolio's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Portfolio's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Portfolio and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Portfolio shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Portfolio's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Portfolio's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

DWS International VIP

The Portfolio's Trustees approved the continuation of the Portfolio's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Portfolio's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Portfolio's investment management agreement, the Trustees also review the terms of the Portfolio's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Portfolio's arrangements, that committee recommended that the Board vote to approve the continuation of the Portfolio's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Portfolio's independent fee consultant, in the course of their 2007 review of the Portfolio's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Portfolio's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Portfolio shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Portfolio were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio's investment management fee schedule includes fee breakpoints. The Board concluded that the Portfolio's fee schedule represents an appropriate sharing between Portfolio shareholders and DIMA of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expenses of the Portfolio. In this regard, the Board noted that the total (net) operating expenses of the Portfolio (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Portfolio's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Portfolio's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Portfolio's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Portfolio has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Portfolio and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Portfolio (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Portfolio. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio. The Board considered that a portion of the Portfolio's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Portfolio's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Portfolio's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Portfolio and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Portfolio shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Portfolio's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Portfolio's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

DWS Health Care VIP

The Portfolio's Trustees approved the continuation of the Portfolio's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Portfolio's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Portfolio's investment management agreement, the Trustees also review the terms of the Portfolio's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Portfolio's arrangements, that committee recommended that the Board vote to approve the continuation of the Portfolio's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Portfolio's independent fee consultant, in the course of their 2007 review of the Portfolio's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Portfolio's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Portfolio shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Portfolio were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio's investment management fee schedule includes fee breakpoints. The Board concluded that the Portfolio's fee schedule represents an appropriate sharing between Portfolio shareholders and DIMA of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expenses of the Portfolio. In this regard, the Board noted that the total (net) operating expenses of the Portfolio (Class A shares) are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Portfolio's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The investment performance of the Portfolio and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Portfolio's performance (Class A shares) was in the 3rd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Portfolio has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Portfolio and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Portfolio (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Portfolio. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio. The Board considered that a portion of the Portfolio's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Portfolio's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Portfolio's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Portfolio and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Portfolio shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Portfolio's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Portfolio's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		76
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	76
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	76
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	76
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	76
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	76
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	76
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	76
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	76
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	76
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		74
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	82
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[6] (1967) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Diane Kenneally[6] (1966) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Notes

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

VS1-2 (53318 2/08)

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2007, DWS Variable Series I has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS VARIABLE SERIES I

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$190,775	$0	$0	$0
2006	$197,500	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$600,000	$625,000
2006	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series I

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Variable Series I

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 25, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 25, 2008